UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              ___________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)           May 1, 1998



                         EMISPHERE TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)



           DELAWARE                    1-10615                13-3306985
  (State or jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                          Identification Number)




                      15 Skyline Drive
                     Hawthorne, New York          10532
                    (Address of principal       (Zip Code)
                     executive offices)



       Registrant's telephone number, including area code (914) 347-2220

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

    Certain statements in this Form 8-K constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: uncertainties related to future test results and viability of the Company's product candidates, which are in the early stages of development; the need to obtain regulatory approval for the Company's product candidates; the Company's dependence on partnerships with pharmaceutical and other companies to develop manufacture and commercialize products using the Company's drug delivery technologies; the Company's dependence on the success of its joint venture with Elan Corporation plc ("Elan") for the development and commercialization of an oral heparin and low molecular weight heparin product, its strategic alliance with Eli Lilly and Company ("Lilly") for the development and commercialization of certain of Lilly's therapeutic proteins and its research collaboration with Novartis Pharma AG ("Novartis") to investigate the Company's technology for oral delivery of two selected Novartis compounds; the risk of technological obsolescence and risks associated with the Company's highly competitive industry; the Company's dependence on patents and proprietary rights; the Company's absence of profitable operations and need for additional capital; the Company's dependence on others to manufacture the Company's chemical compounds; the risk of product liability and policy limits of product liability insurance; potential liability for human clinical trials; the Company's dependence on key personnel and the quality, judgment and strategic decisions of management and other personnel; uncertain availability of third-party reimbursement for commercial medical products; general business and economic conditions; and other factors referenced in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1997 and other periodic filings with the Securities and Exchange Commission.


Item  5.  Other Events.

     On May 1, 1998 Emisphere Technologies, Inc. (the "Company") issued in a private placement $13,500,000 in aggregate principal amount of its 5% Senior Convertible Notes due 2001 (the "Notes"). The Notes were sold at par, mature on May 1, 2001 and bear interest at 5% per annum, payable in cash or, at the election of the Company, shares of the Company's common stock, par value $.01 per share (the "Common Stock"). The Company intends to use the proceeds from the private placement for general corporate purposes, including the funding of its share of the cost of the clinical trials for its oral heparin product. Pending such use, the Company will invest the funds in interest bearing marketable securities.

   The Notes are convertible at any time into shares of the Common Stock at conversion prices, subject to certain minimums, based on a formula measuring market price at the time of conversion. Upon the occurrence of certain specified events, the Company can, at its option, redeem the Notes at agreed upon prices. Upon the occurrence of certain other specified events, the Company can be required to redeem the Notes at agreed upon prices, including certain premiums.

   Diaz & Altschul Capital, LLC served as the placement agent in connection with the transaction.

   The Company has agreed to file a registration statement with respect to the resale of the shares issuable upon conversion of the Notes and upon payment of interest thereon. The Company expects initially to register up to 1,202,500 shares of the Common Stock.



                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                EMISPHERE TECHNOLOGIES, INC.


                                by/s/ Michael M. Goldberg
Date: May 1, 1998               Michael M. Goldberg, M.D.
                                Chairman of the Board and
                                Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit
Number      Description

  4(a) form of the 5% Senior Convertible Notes due 2001 issued May 1, 1998 in the aggregate principal amount of $13,500,000

  4(b) form of the Note Purchase Agreement dated as of May 1, 1998 by and between the registrant and each of Delta Opportunity Fund, Ltd., OTATO Limited Partnership, Fisher Capital Ltd., Wingate Capital Ltd., CCG Capital Ltd. and CCG Investment Fund Ltd.

                                                                   Exhibit 4(a)
                [FORM OF 5% SENIOR CONVERTIBLE NOTES DUE 2001]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE OR IN PAYMENT OF INTEREST ON THIS NOTE ARE NOT REGISTERED UNDER THE 1933 ACT OR UNDER STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED, AND SUCH SHARES MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE 1933 ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THIS NOTE IS ISSUED PURSUANT TO AND SUBJECT TO THE TERMS OF A NOTE PURCHASE AGREEMENT, DATED AS OF MAY 1, 1998, BY AND BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THIS NOTE, AS AMENDED FROM TIME TO TIME. THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS PROVIDED IN SECTION 8.7. THE HOLDER AND ANY ASSIGNEE, BY ACCEPTANCE OF THIS NOTE, ACKNOWLEDGE AND AGREE THAT, BY REASON OF THE PROVISIONS OF SECTION
2.3(B), FOLLOWING CONVERSION OF A PORTION OF THIS NOTE, THE UNPAID AND UNCONVERTED PRINCIPAL AMOUNT OF THIS NOTE REPRESENTED BY THIS NOTE MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF.

                         EMISPHERE TECHNOLOGIES, INC.

                      5% SENIOR CONVERTIBLE NOTE DUE 2001

No.                                                                $
New York, New York
May 1, 1998

          FOR VALUE RECEIVED, EMISPHERE TECHNOLOGIES, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to [BUYER], or registered assigns (the "Holder") or order, the principal sum of
[             ]  ($ _________) on the Maturity Date, and to pay interest on the unpaid principal balance hereof at the Applicable Rate from the date hereof to maturity, whether the Maturity Date or upon acceleration or by redemption or repurchase in accordance with the terms hereof or otherwise. Interest shall be payable in arrears on each Interest Payment Date, commencing on May 1, 1999. Interest on this Note shall be computed on the basis of actual days elapsed over a year of 365 or 366 days, as the case may be. Any amount of principal of (and premium, if any) or interest on this Note which is not paid when due shall bear interest ("Default Interest") at the Default Rate from the due date thereof until the same is paid. No interest shall be payable on an Interest Payment Date on any portion of the principal amount of this Note which shall have been converted or redeemed prior to such Interest Payment Date so long as the Company shall have complied in full with its obligations with respect to such conversion or redemption.

          All payments of principal of (and premium, if any) and interest on this Note shall be made in lawful money of the United States of America, except that at the option of the Company and subject to the provisions of this Note, interest payable on the Interest Payment Dates may be paid in whole or in part in fully paid and nonassessable shares of Common Stock. All cash payments shall be made by wire transfer of immediately available funds to such account as the Holder may from time to time designate by written notice in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Payment Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. Certain capitalized terms used in this Note are defined in Article VII.

          The obligations of the Company under this Note shall rank in right of payment on a parity with all other unsubordinated obligations of the Company for the payment of borrowed money or the purchase price of property. This Note is issued pursuant to the Note Purchase Agreement and is subject to the terms of the Note Purchase Agreement. The aggregate original principal amount of this Note and the Other Notes is $13,500,000.00.

          The following terms shall apply to this Note:


                                   ARTICLE I

              PAYMENT OF INTEREST IN COMMON STOCK; NO PREPAYMENT

          1.1 Issuance of Common Stock in Lieu of Cash Interest. (a) If the Company exercises its option to make a payment of interest on this Note due on an Interest Payment Date wholly or partly in shares of Common Stock (herein sometimes called the "Stock Payment Option"), the issuance of Payment Shares upon such exercise of the Stock Payment Option shall have been authorized by the Board of Directors of the Company.

          (b) The Company shall not be permitted to exercise the Stock Payment Option with respect to any payment of interest on this Note if and so long as any of the following shall be true:

          (i) the number of shares of Common Stock authorized, unissued and unreserved for all purposes, or held in the Company's treasury, is insufficient to pay the portion of such interest to be paid in Common Stock;

          (ii) the issuance or delivery of Payment Shares or the public resale of such Payment Shares by the Holder would require registration with or approval of any governmental authority under any law or regulation, and such registration or approval has not been effected or obtained or is not in effect or the Registration Statement is unavailable for use by the Holder for the resale of the Payment Shares other than as permitted by this Note or the Note Purchase Agreement; provided, however, that with respect to compliance with the securities or blue sky laws of the states of the United States, the requirements of this clause (ii) shall be deemed satisfied if at the applicable time the Company is in compliance with
     Section 8(b) of the Note Purchase Agreement;

          (iii) the Payment Shares shall not at the time of issuance, upon official notice of issuance, be included in Nasdaq or, if the Common Stock is listed on a registered national securities exchange, have been authorized for listing on the principal registered national securities exchange on which the Common Stock is then listed and traded;

          (iv) the Computed Price for the Payment Shares is less than the par value of the Common Stock;

          (v)  an Event of Default has occurred and is continuing;

          (vi) the Common Stock is neither (i) listed or admitted for trading on a registered national securities exchange nor (ii) included in the Nasdaq National Market tier of Nasdaq; or

          (vii) the issuance of Payment Shares would result in the Holder (including all Aggregated Persons) beneficially owning more than 4.9% of the Common Stock, determined as provided in Section 2.1(b).

          (c) If the Stock Payment Option is elected, the Company shall issue and deliver to the Holder one or more certificates for the aggregate number of whole shares of Common Stock determined by dividing the per share Computed Price of the Common Stock on the applicable Interest Payment Date into the total amount of lawful money of the United States of America which the Holder would receive if the aggregate amount of interest on this Note which is being paid in shares of Common Stock were being paid in such lawful money; provided, however, that if in connection with any such election the Company shall have failed to notify the Holder on or before the particular Interest Payment Date that the Company has elected to use the Stock Payment Option with respect to such Interest Payment Date or to deliver the appropriate number of shares of Common Stock to the Holder within five Trading Days after the applicable Interest Payment Date, then the Company shall not be entitled to use the Stock Payment Option in respect of such Interest Payment Date, such cash interest shall be immediately due and payable and the Company shall pay the interest for such Interest Payment Date in cash with Default Interest, at the rate provided in the Note, from such Interest Payment Date until paid. No fractional shares will be issued in payment of interest on this Note. In lieu thereof, the Company may, at its option, issue a number of shares of Common Stock which reflects a rounding up to the next whole number or may pay lawful money of the United States of America in an amount equal to the value of the fractional share not being issued.

          (d) If the Company exercises the Stock Payment Option with respect to a payment of interest on this Note, the Company shall deliver to the Holder, on or prior to the date on which Payment Shares for such payment of interest on this Note are to be received by the Holder, a Company Certificate setting forth
(i) the  total amount  of the interest payment to which the Holder is entitled,
(ii) the portion of the interest payment being made in Payment Shares, (iii) the number of Payment Shares allocable to such payment, as calculated pursuant to this Section 1.1, (iv) any rounding adjustment to such number or any payment necessary to be made pursuant to Section 1.1(c), (v) a brief statement of the facts requiring such adjustment, (vi) the number of Payment Shares issuable with respect to each $100 of interest on this Note after such adjustment and
(vii) a brief statement that none of the conditions set forth in Section 1.1(b) has occurred and is existing. Such Company certificate shall be accompanied by certificates, each duly issued in the name of the Holder or its nominee, representing the Payment Shares. Such Company Certificate shall be conclusive evidence of the correctness of the calculation of the number of Payment Shares allocable to the payments to which such Company Certificate relates and of any adjustments to such number made pursuant to this Section 1.1 in the absence of manifest error. In addition, on or before the pertinent payment date, the Company shall cause the transfer agent for the Common Stock to prepare and issue the certificates representing the Payment Shares in the name of the Holder before being so delivered by the Company on the payment date.

          (e) The Payment Shares, when issued and delivered pursuant to and in compliance with this Section 1.1, shall be, and for all purposes shall be deemed to be, duly and validly authorized and issued, fully paid and nonassessable shares of Common Stock; and the issuance thereof, together with lawful money of the United States of America, if any, paid in lieu of fractional shares of such Common Stock, will be, and for all purposes shall be deemed to be, in full discharge and satisfaction of the Company's obligation to pay the interest on this Note to which such Payment Shares relate.

          (f) Upon request of the Company from time to time, the Holder shall provide information concerning the number of Payment Shares which may be issued to the Holder within the limitation provided in Section 1.1(b)(vii).

          1.2  No Prepayment,  Etc.   Except as otherwise provided herein, this
Note may not be prepaid, redeemed or repurchased at the option of the Company prior to the Maturity Date.

                                  ARTICLE II

                   CONVERSION; CERTAIN MANDATORY REDEMPTION
                            RIGHTS AND OBLIGATIONS

          2.1 Conversion Right. (a) Subject to Sections 2.1(b) and Section 2.4, the Holder shall have the right, on and after the Issuance Date and at any time prior to the Maturity Date, to convert at any time all or from time to time any part of the outstanding and unpaid principal amount of this Note, in each such case of at least $10,000, or such lesser amount as shall remain unpaid at the time of the conversion or shall be convertible within the limitation on beneficial ownership provided in Section 2.1(b) or may be permitted from time to time by the Company in its discretion, and in each such case accrued and unpaid interest on the principal amount to be converted and Default Interest on any such interest, into fully paid and nonassessable shares of Common Stock at the Conversion Price in effect on the date the applicable Conversion Notice is given in accordance with this Note.

          (b)  The Holder  shall not  be entitled to convert any portion of the principal amount of this Note (and accrued and unpaid interest thereon and Default Interest, if any), at any time if, upon the conversion of such portion of the principal amount of this Note (and accrued and unpaid interest thereon and Default Interest, if any) the sum of (1) the number of shares of Common Stock beneficially owned by the Holder (including shares of Common Stock beneficially owned by all Aggregated Persons) (other than shares of Common Stock deemed beneficially owned by the Holder or any Aggregated Person of the Holder through the ownership of (x) the unconverted portion of the principal amount of this Note and the Other Notes (and accrued and unpaid interest thereon and Default interest, if any, and (y) the unconverted or unexercised portion of any instrument which contains limitations similar to those set forth in this sentence) and (2) the number of shares of Common Stock issuable upon conversion of the portion of the principal amount of this Note and accrued and unpaid interest thereon and Default Interest, if any, on any such interest with respect to which the determination in this sentence is being made, the beneficial ownership by the Holder and all Aggregated Persons of the Holder of outstanding shares of Common Stock would exceed 4.9% of the outstanding shares of Common Stock of the Company. For purposes of the immediately preceding sentence, beneficial ownership and the number of outstanding shares of Common Stock of the Company shall be determined in accordance with Section 13(d) of the 1934 Act, and Regulation 13D-G thereunder, except as otherwise provided in clause (1) of the immediately preceding sentence. For purposes of the second preceding sentence, the Company shall be entitled to rely, and shall be fully protected in relying, on any statement or representation made by the Holder to the Company in connection with a particular conversion, without any obligation on the part of the Company to make any inquiry or investigation or to examine its records or the records of any transfer agent for the Common Stock and without any liability of the Company with respect thereto. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing (x) the sum of (1) that portion of the principal amount of this Note to be converted plus (2) accrued and unpaid interest on such principal amount to the date the Conversion Notice for such conversion is given plus (3) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (2) to the date such Conversion Notice is given, by (y) the Conversion Price in effect on the date the Conversion Notice for such conversion is given.

          2.2 Company to Reserve Authorized Shares etc. The Company covenants that the Company will reserve and keep reserved from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion in full of this Note. The Company represents and warrants that upon issuance upon conversion all such shares of Common Stock will be duly and validly authorized and issued, fully paid and non-assessable. The Company agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock issued upon the conversion of this Note or as Payment Shares in accordance with this Note.

          2.3 Method of Conversion. (a) The right of the Holder to convert this Note shall be exercised by delivering (which may be made by facsimile transmission) to the Company and the Transfer Agent at the addresses or facsimile transmission numbers provided in or pursuant to the Transfer Agent

Agreement, a Conversion Notice stating the principal amount of this Note which, together with interest and Default Interest, if any, as provided in this Note, is being converted and the number of shares of Common Stock to be issued upon such conversion. The Holder shall make reasonable efforts to deliver a copy of such Conversion Notice to the Company's legal counsel when such notice is delivered to the Company and the Transfer Agent or as soon as practical thereafter, provided that the failure to do so shall not relieve the Company or the Transfer Agent of its obligations or prejudice the Holder's rights. The number of shares of Common Stock to be issued upon each conversion of this Note shall be the number set forth in the applicable Conversion Notice, which number shall be conclusive absent manifest error. The Company shall notify the Holder of any claim by the Company of manifest error in a Conversion Notice within two Trading Days after the Company receives such Conversion Notice and no such claim of error shall limit or delay performance of the Company's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Conversion Notice shall be deemed for all purposes to be in proper form unless the Company notifies the Holder by facsimile transmission within two Trading Days after a Conversion Notice has been given (which notice from the Company shall specify all defects in the Conversion Notice) and any Conversion Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects and corrects such defects within a reasonable period of time thereafter. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this
Note in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid and has otherwise complied with the terms of the Note Purchase Agreement. The Holder shall be responsible for the amount of any withholding tax payable in connection with any conversion of this Note.

          (b)  If the  Holder elects  to convert  this Note  in accordance with
Section 2.1, the Holder shall not be required to surrender this Note physically unless the entire unpaid principal amount of this Note is so converted or the Holder receives notice from the Company pursuant to this Section. The Company shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of this Note is converted without physical surrender of this Note to the Company as aforesaid, the Holder may not transfer this Note unless (1) the Holder first physically surrenders this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new note of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing in the aggregate the remaining unpaid principal amount of this Note and (2) such transfer is otherwise in compliance with Section 8.7 hereof. The Company may by notice to the Holder from time to time require the Holder to surrender this Note in exchange for the issuance by the Company of a new Note in a principal amount equal to the outstanding principal amount of this Note and otherwise having terms identical to this Note. Such new Note shall be delivered by the Company to the Holder within three Trading Days after the Company receives this Note from the Holder in response to such notice. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

          (c) In case of any consolidation or merger of the Company with any other corporation (other than a wholly-owned subsidiary of the Company) in which the Company is not the surviving corporation, or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall make appropriate provision or cause appropriate provision to be made so that the Holder shall have the right thereafter to convert this Note into the kind of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by the persons who were holders of Common Stock immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange and on a basis which preserves the economic benefits of the conversion rights of the Holder on a basis as nearly as practical as such rights existed prior to such consolidation, merger, sale, transfer or share exchange. If, in connection with any such consolidation, merger, sale, transfer or share exchange each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to the Holder the right to elect the securities, cash or other assets into which this Note shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made, and the effect of failing to exercise the election). Notwithstanding the foregoing, in connection with any such merger, consolidation, sale, transfer or exchange, the Company shall have the right, in lieu of making provision for preservation of the economic benefits of the conversion rights of the Holder, to redeem this Note immediately after completion of such transaction at a redemption price equal to the sum of (1) the product obtained by multiplying (A) the sum of (i) the outstanding principal amount of this Note on the date of such redemption plus (ii) accrued and unpaid interest on such principal amount to the date of such redemption times (B) the applicable Business Combination Redemption Percentage plus (2) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (1)(A)(ii) at the rate provided in this Note to the date of such redemption. Such right shall be exercised by notice from the Company to the Holder stating that the Company is exercising its redemption right under this Section 2.3(c), which notice shall be given at least 20 Trading Days (or such lesser period as the Company gives notice of such transaction to the holders of outstanding shares of Common Stock) prior to completion of such transaction. The Company shall not effect any such transaction described in this paragraph unless the provisions of this paragraph have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

          Whenever the Company shall propose to take any of the actions specified in this Section 2.3(c), the Company shall cause a notice to be mailed to the Holder at least 15 days prior to the date on which the books of the Company will close or on which a record will be taken for such action. Such notice shall specify the action proposed to be taken by the Company and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be.

          (d) Upon receipt by the Company and the Transfer Agent from the Holder of a Conversion Notice meeting the requirements for conversion as provided in Section 2.1 and this Section 2.3, the Company shall issue and deliver or cause to be issued and delivered to the Holder, absent manifest error in the Notice, certificates for the Common Stock issuable upon such conversion by the close of business on the third Trading Day after the date of such receipt, and as of the close of business on the date of receipt of such Conversion Notice the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. The Holder shall make reasonable efforts to deliver a copy of such Conversion Notice to the Company's legal counsel when such notice is delivered to the Company and the Transfer Agent or as soon as practical thereafter, provided that the failure to do so shall not relieve the Company or the Transfer Agent of its obligations or prejudice the Holder's rights. If the Holder shall have given a Conversion Notice in accordance with the terms of this Note, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion; provided, however, that nothing herein shall limit or prejudice the right of the Company to pursue any such claim in any other manner permitted by applicable law. The occurrence of an event which requires an equitable adjustment of the Trading Price as contemplated by the definition thereof in Section 7.1 shall in no way restrict or delay the right of the Holder to receive certificates for Common Stock upon conversion of this Note and the Company shall use its best efforts to implement such adjustment on terms reasonably acceptable to the Holder within two Trading Days of such occurrence. If the Company fails to issue and deliver the certificates for the Common Stock to the Holder pursuant to the first sentence of this Section 2.3(d) as and when required to do so, in addition to any other liabilities the Company may have hereunder and under applicable law, (1) the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses including, without limitation, fees and expenses of legal counsel incurred by the Holder as a result of such failure, (2) the Conversion Price applicable to such conversion shall be reduced by one-tenth of one percent of the amount thereof otherwise applicable to such conversion for each Trading Day during the period from the date the Company was required to deliver such certificates to the date the Company so delivers such certificates; provided, however, that in no event shall any such reduction be made for any Trading Day in such period which is after the date which is 120 days after the date the Company was required to deliver such certificates in connection with such conversion, and (3) the Holder may by written notice (which may be given by mail, courier, personal service or facsimile transmission) or oral notice (promptly confirmed in writing) given at any time prior to delivery to the Holder of the certificates for the shares of Common Stock issuable upon such conversion of this Note, rescind such conversion, whereupon the Holder shall have the right to convert this Note thereafter in accordance herewith; provided, however, that the Company shall not be liable to the Holder under the preceding clause (1) or clause (2) to the extent the failure of the Company to deliver or cause to be delivered such shares of Common Stock results from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, act of God or any similar event outside the control of the Company (it being understood that the actions or failure to act of the Transfer Agent shall not be deemed an event outside the control of the Company except to the extent resulting from fire, flood, storm, earthquake, shipwreck, strike, war, acts of terrorism, crash involving facilities of a common carrier, acts of God, the bankruptcy, liquidation or reorganization of the Transfer Agent under any bankruptcy, insolvency or other similar law or any similar event outside the control of the Transfer Agent). The Holder shall notify the Company in writing (or by telephone conversation, confirmed in writing) as promptly as practicable after becoming aware that shares of Common Stock issued on conversion of this Note have not been received as provided in this Section 2.3(d).

          (e) No fractional shares of Common Stock shall be issued upon conversion of this Note but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares converted at one time by the same holder, the Company may round the number of shares of Common Stock issued on such conversion up to the next highest whole share or may pay lawful money of the United States of America in an amount equal to the fractional share amount not being issued, based on a value of one share of Common Stock being equal to the Market Price of the Common Stock on the date the applicable Conversion Notice is given to the Company.

          2.4 Limitation on Shares Issuable on Conversion; Mandatory Redemption. (a) Notwithstanding any other provision herein, unless the
Stockholder Approval shall have been obtained from the stockholders of the Company or waived by the NASD, the Company shall not be required to issue upon conversion of this Note a number of shares of Common Stock in excess of the NASD Limitation Amount. In addition, the Company shall not be required to issue upon conversion of this Note a number of shares of Common Stock in excess of the Maximum Share Amount. The Company shall maintain records which show the number of shares of Common Stock issued by the Company upon conversion from time to time of this Note and issued by the Company pursuant to Section 1.1 in payment of interest on this Note, which records shall be controlling in the absence of manifest error. Upon surrender of this Note for transfer or re-registration hereof (or, at the option of the Holder, for conversion pursuant to Section 2.1 of less than all of this Note), the Company shall make a notation on the new Note issued upon such transfer or re-registration or evidencing such unconverted portion of this Note, as the case may be, as to the remaining numbers of shares of Common Stock from the NASD Limitation Amount and the Maximum Share Amount (as reduced by the first proviso of the definition of

"Maximum  Share   Amount"  in  Section  7.1  hereof),  respectively,  remaining available for conversion of the Note evidenced by such new certificate (including, without limitation, by taking into account the number of shares of Common Stock issued by the Company pursuant to Section 1.1 in payment of interest on this Note and not previously reflected on the Note so surrendered, as shown on the records maintained by the Company). If this Note is surrendered for split-up into two or more Notes representing an aggregate principal amount equal to the principal amount of this Note at the time so surrendered (as reduced by any contemporaneous conversion of this Note), each
Note issued on such split-up shall bear a notation of the portions of the NASD Limitation Amount and the Maximum Share Amount allocated thereto determined by pro rata allocation from among the remaining portion of the NASD Limitation Amount and the Maximum Share Amount, respectively, allocated to this Note at the time so surrendered. If any Other Note is converted in full or repaid, repurchased or redeemed in full, all of the portions of the NASD Limitation Amount and the Maximum Share Amount (as defined in such Other Note) allocated to such Other Note which remain unissued after such conversion, repayment, repurchase or redemption shall be re-allocated to this Note and the Other Notes outstanding at the close of business on the date of such conversion, repayment, repurchase or redemption of the Other Note so converted, repaid, repurchased or redeemed pro rata based on the principal amounts thereof originally issued, and the Company shall promptly, but in any event within five Business Days, furnish the Holder a Statement of the amounts so re-allocated and a brief description of the calculation thereof.

          (b)(1) If a Maximum Share Amount Inconvertibility occurs, then the Company shall promptly, but in no event later than three Business Days after each such occurrence, give an Inconvertibility Notice to the Holder and the Holder may at any time after such occurrence give an Inconvertibility Notice to the Company. If the Company shall have given or been required to give, or if the Holder shall have given, any Inconvertibility Notice, then within the applicable Redemption Election Period the Holder shall have the right by a Redemption Election given to the Company (which may be contained in the Inconvertibility Notice given by the Holder) to direct the Company to redeem, at the applicable Redemption Price, the portion of this Note (which, if applicable, shall be all of this Note) as shall not, on the Business Day prior to the applicable Redemption Date, be convertible into shares of Common Stock by reason of a Maximum Share Amount Inconvertibility. If the Holder gives a Redemption Election to the Company by reason of a Maximum Share Amount Inconvertibility and, prior to the date the Company is required to redeem this Note or any portion hereof, any two Trading Days within any period of three consecutive Trading Days commencing after Measurement Period which gave rise to the applicable Inconvertibility Notice are not Maximum Share Inconvertibility Days, then the Company shall not be required to redeem any of this Note by reason of such Redemption Election.

          (2) If on any day after the Issuance Date the Conversion Price is less than the Redemption Trigger Price, then an "Optional Redemption Trigger Event" shall be deemed to have occurred and the Company may, at its option, within five Business Days thereafter, call for redemption of this Note in full or in part by giving notice to the Holder, and on the fifth Business Day following the giving of such notice the Company shall redeem this Note in full or in part at a Redemption Price; provided, however, that if an Optional Redemption Trigger Event shall occur and the Company shall fail to exercise such option to redeem this Note in full within such five Business Day period, the Company shall not thereafter be entitled to call this Note for redemption in full or in part pursuant to this provision unless and until the Conversion Price is less than the immediately preceding Redemption Trigger Price. If the Company shall exercise such option to redeem this Note, notwithstanding the existence of a Maximum Share Amount Inconvertibility (but subject to the limitation on beneficial ownership contained in Section 2.1(b)), the Holder of this Note shall be entitled at any time after notice of redemption is given and prior to the date of payment in full of the Redemption Price of this Note to convert any portion up to 20% of the outstanding principal balance of this Note (and interest accrued thereon and Default Interest, if any) at the Conversion Price except to the extent, if any, that such conversion would conflict with
Section 2.4(a).

          (3) An Inconvertibility Notice or a Redemption Election given by the Holder shall be deemed for all purposes to be in proper form unless the Company notifies the Holder in writing within three Business Days after an Inconvertibility Notice or a Redemption Election has been given (which notice shall specify all defects in the Inconvertibility Notice or Redemption Election), and any Inconvertibility Notice or Redemption Election containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects. In the absence of any such undertaking from the Holder, no such claim of error shall limit or delay performance of the Company's obligation to redeem the full amount of the Inconvertible Portion as to which a Redemption Election has been given and which is not in dispute.

          (c) Notwithstanding the giving of any Inconvertibility Notice by the Company to the Holder or the giving or the absence of any Inconvertibility
Notice or Redemption Election by the Holders or any redemption of an Inconvertible Portion pursuant to Section 2.4(b), thereafter the provisions of
Section 2.4(b) shall continue to be applicable on any occasion unless, in the case of a Maximum Share Amount Inconvertibility which arises when the Maximum Share Amount is the NASD Limitation Amount, the Stockholder Approval shall have been obtained or waived by the NASD.

          (d) On each Redemption Date, the Company shall make payment in immediately available funds of the applicable Redemption Price to or upon the order of the Holder as specified by the Holder in writing to the Company at least one Business Day prior to such Redemption Date. If the Company is required to redeem any Inconvertible Portion pursuant to this Section 2.4, the Company shall make payment to the Holder of an amount equal to the Redemption Price. Upon redemption of less than all of this Note, promptly, but in no event later than three Business Days after surrender of this Note to the Company, the Company shall issue a replacement Note of like tenor having a principal amount equal to the principal amount of this Note remaining after such redemption.

          (e) If the Company shall have failed to pay in full the Redemption Price for any portion (which, if applicable, may be all) of any Inconvertible Portion when the same is due and payable by reason of a Maximum Share Amount Inconvertibility and the Maximum Share Amount Inconvertibly arises from the first sentence of Section 2.4(a), without in any way relieving the Company of its obligation to pay such amount in accordance with Sections 2.4(b) and 2.4(d), upon the written request of the Majority Holders, the Company shall use its best efforts to obtain a waiver from the NASD of the requirement for

Stockholder Approval for issuance of all shares of Common Stock issuable upon conversion of this Note and the Other Notes. If such a waiver, in form reasonably satisfactory to the Majority Holders, is not obtained within 15 days after the Company's receipt of such request from the Majority Holders, the Company promptly shall call a special meeting of its stockholders, to be held not later than 60 days after the expiration of the foregoing 15-day period, to seek the Stockholder Approval for issuance of all shares of Common Stock issuable upon conversion of this Note and the Other Notes in accordance with
Section 2.1.

                                  ARTICLE III
                               CERTAIN COVENANTS

          So long as any principal of (and premium, if any) or interest on this Note or any other amount payable under or with respect to this Note or the Note Purchase Agreement remains unpaid:

          3.1 Limitations on Certain Indebtedness. The Company will not itself, and will not permit any Subsidiary to, create, assume, incur or in any manner become liable in respect of, including, without limitation, by reason of any business combination transaction (all of which are referred to herein as "incurring"), any Indebtedness other than Permitted Indebtedness.

          3.2 Tender Offers. The Company will not itself, and will not permit any Subsidiary to (1) make any Tender Offer for outstanding shares of Common Stock unless the Company contemporaneously therewith makes an offer, or (2) enter into an agreement regarding a Tender Offer for outstanding shares of Common Stock by any person other than the Company or any Subsidiary, unless such person agrees with the Company to make an offer, in either such case, to the Holder to purchase the same percentage of the outstanding principal amount of this Note held by the Holder as the percentage of outstanding shares of Common Stock offered to be purchased in such Tender Offer, at a price equal to the greater of (i) an amount equal to the sum of (1) the sum of (A) the outstanding principal amount of this Note plus (B) accrued and unpaid interest on such principal amount to the date of payment plus (C) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (B) at the rate provided in this Note to the date of purchase pursuant to such Tender Offer plus (2) an amount equal to the product obtained by multiplying (a) the sum of the amount stated in the immediately preceding clause (1)(A) times (b) either (I) if the date of purchase pursuant to such Tender Offer is on or before the date which is 120 days after the Issuance Date, 12.5%, (II) if the date of purchase pursuant to such Tender Offer is on or after the date which is 121 days after the Issuance Date and on or before the date which is 270 days after the Issuance Date, 15%, and (III) if the date of purchase pursuant to such Tender Offer is on or after the 271st day after the Issuance Date, 20% and (ii) an amount equal to the product obtained by multiplying (x) the number of shares of Common Stock which would, but for the purchase pursuant to such Tender Offer, be issuable on conversion in accordance with Section 2.1 of the portion of this Note tendered by the Holder and any accrued and unpaid interest thereon and any accrued and unpaid Default Interest if a Conversion Notice were given by the Holder on the date of purchase pursuant to such Tender Offer (determined without regard to any limitation on conversion contained in the first sentence of Section 2.1(b)) times (y) the highest price per share of Common Stock paid or payable pursuant to such Tender Offer.

          3.3 Payment of Obligations. The Company will pay and discharge, and will cause each Significant Subsidiary to pay and discharge, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings.

          3.4 Maintenance of Property; Insurance. (a) The Company will keep, and will cause each Significant Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

          (b) The Company will maintain, and will cause each Significant Subsidiary to maintain, with financially sound and responsible insurance companies, insurance in at least such amounts and against such risks as it believes is reasonably adequate for the conduct of their respective businesses and the value of their respective properties.

          3.5 Conduct of Business and Maintenance of Existence. The Company will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Company, and will preserve, renew and keep in full force and effect, and will cause each Significant Subsidiary to preserve, renew and keep in full force and effect, their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business.

          3.6 Compliance with Laws. The Company will comply, and will cause each Significant Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, decisions, orders and requirements of governmental authorities and courts (including, without limitation, environmental laws) except (i) where compliance therewith is contested in good faith by appropriate proceedings or (ii) where non-compliance therewith could not reasonably be expected to have a material adverse effect on the business, financial condition, operations, performance or properties of the Company and its subsidiaries taken as a whole.

          3.7 Investment Company Act. The Company will not be or become an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended.

                                  ARTICLE IV
                               EVENTS OF DEFAULT

          4.1          Events  of Default.    Each of the following shall be an
"Event of Default":

          (1) Failure to Pay Principal or Interest. The Company fails (a) to pay the principal, Redemption Price, Repurchase Price or Registration Repurchase Price hereof when due, whether at maturity, upon redemption, upon acceleration or otherwise, as applicable, or (b) to pay any installment of interest hereon when due and, in the case of this clause (b) of this Section 4.1(1) only, such failure continues for a period of five Business Days after the due date thereof; or

          (2) Conversion and the Shares. The Company fails to issue or cause to be issued shares of Common Stock to the Holder upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note or fails to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Note or in payment of interest on this Note as and when required by this Note, the Note Purchase Agreement or the Transfer Agent Agreement; or

          (3)  Breach of  Covenant.   The Company  (a)  fails  to  comply  with
Section 3.2 or (b) fails to comply in any material respect with any provision of Article III of this Note (other than Section 3.2) or breaches any other material covenant or other material term or condition of this Note (other than as specifically provided in Sections 4.1(1), 4.1(2), 4.1(3)(a)), the Note Purchase Agreement, or the Transfer Agent Agreement, and in the case of this clause (b) of this Section 4.1(3) only, such breach continues (i) for a period of fifteen days after written notice thereof to the Company from the Holder or
(ii) for  a period of thirty days after delivery of such notice if, and only if
(x) such cure cannot be completed within such 15-day period, (y) such default is reasonably capable of cure within 30 days after such notice and (z) at all times during such 30-day period the Company has been diligently taking action to cure such default.

          (4) Breach of Representations and Warranties. Any material representation or warranty of the Company made herein or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith (including, without limitation, the Note Purchase Agreement, and the Transfer Agent Agreement) shall be false or misleading in any material respect when made; or

          (5) Certain Voluntary Proceedings. The Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall admit in writing its inability generally to pay its debts as they become due; or

          (6) Certain Involuntary Proceedings. An involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days; or

          (7) Judgments. Any court of competent jurisdiction shall enter one or more final judgments against the Company or any Subsidiary or any of their respective properties or other assets in an aggregate amount in excess of $500,000 which is not vacated, bonded, stayed, discharged, satisfied or waived for a period of thirty consecutive days; or

         (8) Default Under Other Agreements. (a) The Company or any Subsidiary shall (i) default in any payment with respect to any indebtedness for borrowed money (other than this Note) which indebtedness has an outstanding principal amount in excess of $2,000,000 individually or $5,000,000 in the aggregate for the Company and its Subsidiaries, beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created or (ii) default in the observance or performance of any agreement, covenant or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, any such indebtedness to become due prior to its stated maturity and such default or event shall continue beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created (after giving effect to any consent or waiver obtained and then in effect thereunder); provided, however, that the events and conditions described in the preceding clauses (i) and (ii) shall not constitute an Event of Default unless and until the Company fails to take the action necessary to correct such event or condition within five (5) Business Days of becoming aware of such event or condition; or (b) any indebtedness of the Company or any of its Subsidiaries which has an outstanding principal amount in excess of $1,500,000 individually or $3,500,000 in the aggregate shall, in accordance with its terms, be declared to be due and payable, or required to be prepaid other than by a regularly scheduled or required payment prior to the stated maturity thereof; provided, however, that the acceleration of any indebtedness as a result of the Company's relocation from its current facilities shall not constitute an Event of Default unless and until an event of default is declared under the instrument or agreement under which such indebtedness was created and such default is not cured by the Company within five Business Days of receipt of notice of such event of default; or

          (9)  Delisting of  Common Stock.   The Common Stock shall cease to be
listed on any of Nasdaq, the NYSE or the AMEX and shall remain unlisted for a period of three Trading Days.

          4.2 Rights of Holder Upon Occurrence of Event of Default. Upon the occurrence and during the continuation of any Event of Default specified in
Section 4.1(1),  4.1(2), 4.1(3), 4.1(4), 4.1(7), 4.1(8), or 4.1(9), the Holder,
by notice to the Company, may declare the entire unpaid principal balance of this Note and all interest accrued thereon to be, and the same shall thereupon become, immediately due and payable, without any presentment, demand, protest or other notice of any kind, all of which are expressly waived. When an Event of Default specified in Section 4.1(5) or 4.1(6) occurs, then the unpaid principal balance of this Note and all interest accrued thereon shall immediately become due and payable without any notice, presentment, demand or protest of any kind, all of which are hereby expressly waived. Upon this Note becoming due and payable as a result of the occurrence of any Event of Default as aforesaid, the Company shall, pay to the Holder an amount equal to the sum of:

                (1) the sum of (A) the outstanding principal amount of this Note plus (B) accrued and unpaid interest on such principal amount to the date of payment plus (C) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding subclause (B) at the rate provided in this Note to the date of payment, plus

                (2) to the extent not prohibited by applicable law, an amount as liquidated damages for loss of bargain (and not as a penalty) equal to the product of (X) the applicable Acceleration Percentage and (Y) the sum of the amounts referred to in subclauses (A) and (B) of the preceding clause (1); provided, however, that if in connection with any Event of Default the Company shall not at such time be in compliance with Section 2.3(c), then in lieu of payment of the aforesaid amount provided in this clause (2), the Company shall pay to the Holder an amount equal to the amount which would be so payable if, instead of multiplying the amount referred to in subclause (Y) by the applicable Acceleration Percentage, such amount is multiplied by the excess of the applicable Business Combination Redemption Percentage over 100%, plus

                (3) all other amounts payable hereunder, including, without limitation, legal fees and expenses and other costs of collection.

      In addition,   the  Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

                                   ARTICLE V
                     REPURCHASE UPON A REPURCHASE EVENT OR
                         REGISTRATION REPURCHASE EVENT

          5.1 Repurchase Right Upon Repurchase Event. If there shall occur a Repurchase Event, then the Holder shall have the right, at the Holder's option, to require the Company to repurchase all of this Note, or any portion hereof (in a minimum principal amount of $100,000 or integral multiples thereof (or such lesser remaining principal amount of this Note)), on the repurchase date that is five Business Days after the date of the Holder Notice delivered with respect to such Repurchase Event. The Holder shall have the right to require the Company to repurchase all or any such portion of this Note if a Repurchase Event occurs at any time while any portion of the principal amount of this Note is outstanding at a price equal to the Repurchase Price; provided, however, that if such right to require repurchase of this Note arises in connection with a transaction that (i) is intended to qualify as a pooling of interests under the Pooling Standards and (ii) but for the exercise of repurchase rights under
Section 5.1 of this Note and Section 5.1 of the Other Notes, may qualify as a pooling of interests under the Pooling Standards, then the Company may, in the reasonable exercise of its discretion, elect not to repurchase such Note in order to comply with the Pooling Standards.

          5.2 Notices; Method of Exercising Repurchase Rights, Etc. (a) On or before the fifth (5th) Business Day after the occurrence of a Repurchase Event, the Company shall give to the Holder a Company Notice of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof. Such Company Notice shall set forth:

          (i)  the date by which the repurchase right must be exercised, and

          (ii) a description of the procedure (set forth below) which the Holder must follow to exercise the repurchase right.

No failure of the Company to give a Company Notice or defect therein shall limit the Holder's right to exercise the repurchase right or affect the validity of the proceedings for the repurchase of this Note or portion hereof.

          (b) To exercise the repurchase right, the Holder shall deliver to the Company on or before the thirtieth (30th) day after a Company Notice (or if no such Company Notice has been given, within forty (40) days after the Holder first learns of the Repurchase Event) (i) a Holder Notice setting forth the name of the Holder and the principal amount of this Note to be repurchased, and
(ii) this Note, duly endorsed for transfer to the Company of the portion of the principal amount of this Note to be repurchased. A Holder Notice may be revoked by the Holder at any time prior to the time the Company pays the applicable Repurchase Price to the Holder.

          5.3 Repurchase Right Upon Registration Repurchase Event. Upon the occurrence of a Registration Repurchase Event, the Holder shall have the right, at the Holder's option, to require the Company to repurchase all of this Note, or from time to time any portion hereof (in a minimum principal amount of $100,000 or integral multiples thereof (or such lesser remaining principal amount of this Note)), on the repurchase date that is five (5) Business Days after the date a Holder Registration Repurchase Notice is given by the Holder. The Holder shall exercise its right to require repurchase pursuant to this
Section 5.3 by giving a Holder Registration Repurchase Notice as follows: (i) if the Registration Repurchase Event occurs by reason of the Company's failure to timely file the Registration Statement with the SEC, within 30 days after such event or (ii) if the Registration Repurchase Event occurs by reason of the non-occurrence of the SEC Effective Date within 100 days after the Issuance Date, at any time prior to the SEC Effective Date. If the Holder shall have given a Holder Registration Repurchase Notice, the Company shall repurchase this Note or the portion of this Note as stated in such Holder Registration Repurchase Notice at a purchase price equal to the Registration Repurchase Price. A Holder Registration Repurchase Notice may be revoked by the Holder at any time prior to the time the Company pays the applicable Registration Repurchase Price.

          5.4 Other. (a) If the Company fails to repurchase on the applicable repurchase date this Note (or portion hereof) as to which the repurchase right has been properly exercised pursuant to this Article V, then the Repurchase Price or the Registration Repurchase Price, as the case may be, for the portion (which, if applicable, may be all) of this Note which is required to have been so repurchased shall bear interest to the extent not prohibited by applicable law from the applicable repurchase date until paid at the Default Rate.

          (b) If a portion of this Note is to be repurchased, upon surrender of this Note to the Company in accordance with the terms of this Article V, the Company shall execute and deliver to the Holder without service charge, a new Note or Notes, having the same date hereof and containing identical terms and conditions, in such denomination or denominations as requested by the Holder in aggregate principal amount equal to, and in exchange for, the unrepurchased portion of the principal amount of the Note so surrendered.

          (c) The Company shall notify the Holder of any claim by the Company of manifest error in a Holder Notice or a Holder Registration Repurchase Notice within three Business Days after the Holder gives such notice and no such claim of error shall limit or delay performance of the Company's obligation to repurchase such portion of the Note which is not in dispute and (ii) such notice shall be deemed for all purposes to be in proper form unless the Company notifies the Holder within two Business Days after such notice has been given (which notice from the Company shall specify all defects in such notice) and any Holder Notice or Holder Registration Repurchase Notice containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects.

                                  ARTICLE VI
                         ELECTIONS  AT  MATURITY DATE

          6.1 Holder Election. The Holder shall have the right, exercisable at any time prior to the Maturity Date (or such later date as the Company may permit) by giving a Final Conversion Election, to elect that upon the Maturity Date the outstanding amount of this Note shall be converted into shares of Common Stock in accordance with Section 2.1. The Holder may make such election by giving notice of the Final Conversion Election at any time prior to the Maturity Date. If the Holder gives a Final Conversion Election, then on the Maturity Date the outstanding amount of this Note shall be converted into the number of shares of Common Stock determined in accordance with Section 2.1 (determined without regard to the limitation, if any, on beneficial ownership by the Holder contained in Section 2.1(b)). Such conversion, however, shall be subject to the limitations contained in Section 2.4. The Company shall notify the Holder of any claim by the Company of manifest error in a Final Conversion Election within three Business Days after the Holder gives such Final Conversion Election and no such claim or error shall limit or delay performance of the Company's obligation to issue upon such conversion the number of shares of Common Stock which are not in dispute. A Final Conversion Election shall be deemed for all purposes to be in proper form unless the Company notifies the Holder within three Business Days after a Final Conversion Election has been given (which notice shall specify all defects in the Final Conversion Election) and any Final Conversion Election containing any such defect shall nonetheless be effective on the date given if the Holder promptly undertakes in writing to correct all such defects.

          6.2 Final Maturity Note Issuance at Option of Company. (a) If the Holder fails timely to make the Final Conversion Election, then the Company shall have the option, which may be exercised by the Company by notice given to the Holder at any time on or before the Maturity Date, to require the Holder to exchange all or a portion of the principal of this Note (and interest accrued thereon and Default Interest, if any) as of the Maturity Date for a Final Maturity Note in the principal amount herein specified provided that the Company shall comply with the provisions of this Section 6.2. The principal amount of the Final Maturity Note shall be (a) the sum of (1) the outstanding principal amount of this Note, (2) the amount of accrued and unpaid interest on such principal amount to the Maturity Date and (3) Default Interest, if any, on the amount referred to in the immediately preceding clause (2) to the Maturity Date less (b) the sum of (1) the principal amount of this Note, if any, which on the Maturity Date is inconvertible pursuant to Section 2.4, (2) accrued and unpaid interest on such principal amount to the Maturity Date and (3) Default

Interest, if any, on the amount referred to in the immediately preceding clause
(2) to the Maturity Date. Notwithstanding the issuance of the Final Maturity Note, the Company shall remain liable for payment of all unpaid amounts due under this Note which are not included in the Final Maturity Note, including, without limitation, any unpaid premium constituting a portion of the Redemption Price, the Repurchase Price, or Registration Repurchase Price and any amount referred to in clause (b) of the preceding sentence. If the Holder shall have failed to give a Final Conversion Election prior to the Maturity Date, then prior to issuance of the Final Maturity Note, the Company shall have the right within 15 days after the Maturity Date to contact the Holder and for a period of 15 days after such notice to seek a Final Conversion Election from the Holder; provided, however, that if the Holder fails to give a Final Conversion Election within such 15 days, the Company shall immediately issue the Final Maturity Note, which shall be dated the Maturity Date. The Final Maturity Note shall be accompanied by an opinion of counsel, in form, scope and substance satisfactory to the Holder, to the effect that the Final Maturity Note constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

          (b) The Holder of this Note by its acceptance hereof, acknowledges and agrees that the Final Maturity Note shall bear a restrictive legend in substantially the following form (and a stop-transfer order to such effect may be placed against transfer of the Final Maturity Note):

     THIS FINAL MATURITY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS FINAL MATURITY NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          The Final  Maturity Note may not be transferred except as provided in
Section 3.7 of the Final Maturity Note.

                                  ARTICLE VII
                                  DEFINITIONS

          7.1 Certain Defined Terms. (a) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Note.

          (b) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Acceleration Percentage" means with respect to the date of payment in full of the amount due in respect of this Note as set forth in Section 4.2, the applicable percentage set forth below determined with respect to such date as follows:

     Date                                                        Percentage

     Issuance Date to and including the 120th day thereafter          15%

     121st through 270th day after the Issuance Date                  17.5%

     On and after the 271st day after the Issuance Date               22.5%

          "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person. For purposes of the term "Affiliate", the term "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or to cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract or otherwise.

          "Aggregated Person" means any person whose beneficial ownership of shares of Common Stock would be aggregated with the Holder's beneficial ownership of shares of Common Stock for purposes of Section 13(d) of the 1934 Act and Regulation 13D-G thereunder.

          "AMEX" means the American Stock Exchange, Inc.

          "Applicable Rate" means five percent (5%) per annum.

          "Business Combination Redemption Percentage" means for any redemption of this Note in accordance with Section 2.3(c) the applicable percentage set forth below:

     Redemption Date                                             Percentage

     On or after Issuance Date through                                125.0%
      120th day after  the Issuance Date

     On and after the 121st day after the Issuance Date               130.0%
     through the 365th day after the Issuance Date

     On or after 366th day after the Issuance Date                    135.0%


          "Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

          "Common Stock" shall mean the Common Stock, $.01 par value, together with any related "poison pill" preferred stock purchase rights or similar rights, of the Company or any shares of capital stock and related rights of the Company into which such stock shall be changed or reclassified after the Issuance Date.

          "Company" shall have the meaning provided in the first paragraph of this Note.

          "Company Certificate" means a certificate of the Company signed by an Officer.

          "Company Notice" means a Company Notice in the form attached hereto as Exhibit E.

          "Computed Price" for any date means the arithmetic average of the lowest per share Trading Price on the two Trading Days during the applicable Measurement Period for such date on which the two lowest per share Trading Prices occur.

          "Conversion Notice" means a Notice of Conversion of 5% Senior Convertible Note Due 2001 substantially in the form attached hereto as Exhibit A, properly completed and duly executed by the Holder or the Holder's attorney-in-fact.

          "Conversion Price" for any date means the lowest Trading Price of the Common Stock during the applicable Measurement Period; provided, however, that notwithstanding the foregoing, from the Issuance Date through the 180th day following the Issuance Date, the Conversion Price shall not be less than a price (the "Floor Price") equal to the product of (x) the applicable Floor Percentage specified in the table below and (y) the average closing bid prices of the Common Stock as reported by the Price Source for the five consecutive Trading Days immediately preceding the Issuance Date (the "Base Price") and provided further that, notwithstanding anything herein to the contrary, in no event shall the Conversion Price be less than $10.00 (such price to be equitably adjusted from time to time on terms reasonably acceptable to the Holder for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the Issuance
Date).

               Period                     Floor Percentage

               Issuance Date to 30th Day             130%
               Following Issuance Date

               31st Day Following Issuance           120%
               Date to 60th Day Following
               Issuance Date

               61st Day Following Issuance           110%
               Date to 90th Day Following
               Issuance Date

               91st Day Following Issuance           100%
               Date to 120th Day Following
               Issuance Date

               121st Day Following Issuance           87.5%
               Date to 150th  Day Following
               Issuance Date

               151st  Day Following Issuance          75%
               Date to 180th  Day Following
               Issuance Date

          "Default Interest" shall have the meaning provided in the first paragraph of this Note.

          "Default Rate" means 10 percent per annum (or such lesser rate equal to the highest rate permitted by applicable law).

          "Event of Default" shall have the meaning provided in Article IV.

          "Final Conversion Election" means a Holder Notice of Final Conversion of 5% Senior Convertible Note in the form attached hereto as Exhibit H.

          "Final Maturity Note" shall mean a note issued by the Company in the form attached hereto as Exhibit I.

          "Generally Accepted Accounting Principles" for any Person means the generally accepted accounting principles and practices applied by such Person from time to time in the preparation of its audited financial statements.

          "Holder" shall have the meaning provided in the first paragraph of this Note.

          "Holder Notice" means a Holder Notice in the form attached hereto as Exhibit F.

          "Holder Registration Repurchase Notice" means a Holder Registration Repurchase Notice in the form attached hereto as Exhibit G.

          "Inconvertibility Day" means any Trading Day on which (x) the Company would not have been required to convert in accordance with Section 2.1 any portion of this Note as a consequence of the limitations set forth in Section 2.4(a) had the Holder converted this Note in full on such Trading Day, determined at the Conversion Price applicable on such Trading Day and without regard to the limitation, if any, on beneficial ownership contained in Section 2.1(b) (a "Maximum Share Inconvertibility Day") or (y) the Company does not have reserved from its authorized and unissued shares of Common Stock for purposes of conversion of this Note and the Other Notes the number of shares of Common Stock so required to be reserved pursuant to Section 2.2.

          "Inconvertibility Notice" means a notice from the Company to the Holder in the form set forth in Exhibit B or a notice from the Holder to the Company in the form set forth in Exhibit C.

          "Inconvertible Portion" means the portion of this Note as shall not, on the Business Day immediately preceding the applicable Redemption Date, be convertible into shares of Common Stock by reason of the limitations set forth in Section 2.4(a) (determined without regard to the limitation, if any, on beneficial ownership contained in Section 2.1(b)).

          "Indebtedness" as used in reference to any Person means all indebtedness of such person for borrowed money, the deferred purchase price of property, goods and services and obligations under leases which are required to be capitalized in accordance with Generally Accepted Accounting Principles and shall include all such indebtedness guaranteed in any manner by such person or in effect guaranteed by such person through a contingent agreement to purchase and all indebtedness for the payment or purchase of which such person has contingently agreed to advance or supply funds and all indebtedness secured by mortgage or other lien upon property owned by such person, although such person has not assumed or become liable for the payment of such indebtedness, and, for all purposes hereof, such indebtedness shall be treated as though it has been assumed by such person.

          "Interest Payment Dates" shall mean the first annual anniversary of the Issuance Date and each annual anniversary of the Issuance Date thereafter and the Maturity Date.

          "Issuance Date" means the date and time this Note was originally issued to the original Holder of this Note.

          "Majority Holders" means the holders of the majority of the original principal amount of this Note and the Other Notes on the date hereof.

          "Market Price" of any security on any date shall mean the closing bid price of such security on such date on Nasdaq or such other securities exchange or other market on which such security is listed for trading which constitutes the principal securities market for such security, as reported by Nasdaq or such exchange or other market.

          "Maturity Date" means May 1, 2001.

          "Maximum Share Amount" shall mean a number of shares of Common Stock equal to the product of (x) the Specified Maximum Amount and (y) a fraction (the "Note Fraction"), the numerator of which shall be (p) the original principal amount of this Note and the denominator of which shall be (q) the aggregate original principal amount of this Note and the Other Notes; provided, however, that the Maximum Share Amount shall be reduced by the number of shares issued to the holder upon the conversion of this Note; and provided further, that the Specified Maximum Amount shall be equitably adjusted from time to time on terms reasonably acceptable to the Holder for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the Issuance Date. The "Specified Maximum Amount" means at any time after the Issuance Date, 1,000,000 shares, subject to adjustment as described in the preceding provisos.

          "Maximum Share Amount Inconvertibility" means the occurrence of five or more Inconvertibility Days within any Measurement Period occurring after the earlier of the SEC Effective Date and 100 days after the date hereof.

          "Measurement Period" means with respect to any date the period of 10 consecutive Trading Days ending one Trading Day prior to such date.

          "NASD" means the National Association of Securities Dealers, Inc. or any successor.

          "NASD Limitation Amount" means the product of (x) 20% of the number of shares of Common Stock outstanding on the date prior to the Issuance Date and (y) the Note Fraction. "Note Fraction" has the meaning set forth in the definition of Maximum Share Amount.

          "Nasdaq" means the Nasdaq Stock Market of the NASD.

          "1933 Act" means the Securities Act of 1933, as amended, or any successor statute.

          "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          "Note" means this 5% Senior Convertible Note Due 2001 as originally executed, or if later amended or supplemented, then as so amended or supplemented and any other 5% Senior Convertible Note Due 2001 issued upon any split-up or transfer of this 5% Senior Convertible Note Due 2001 or any predecessor hereof .

          "Note Purchase Agreement" shall mean the Note Purchase Agreement, dated as of May 1, 1998, by and between the Company and the original Holder of this Note.

          "NYSE" shall mean the New York Stock Exchange, Inc.

          "Officer" means the Chairman of the Board, the Chief Executive Officer, the President or the Chief Financial Officer of the Company.

          "Other Notes" means the several 5% Senior Convertible Notes due 2001 issued by the Company pursuant to the Other Note Purchase Agreements.

          "Other Note Purchase Agreements" means the several Note Purchase Agreements, dated as of the date of the Note Purchase Agreement, between the Company and the several buyers named therein.

          "Payment Shares" means the shares of Common Stock issuable in payment of interest on this Note in accordance with Section 1.1.

          "Permitted Indebtedness" means

          (1) Indebtedness not in excess of $8.0 million aggregate principal amount which is outstanding on the Issuance Date and which would be reflected on a balance sheet of the Company as of the Issuance Date prepared in accordance with Generally Accepted Accounting Principles;

          (2) Indebtedness incurred after the Issuance Date consisting of (a) equipment lease obligations or other equipment financings which are required to be capitalized in accordance with Generally Accepted Accounting Principles; and (b) Indebtedness incurred in connection with the acquisition of furniture, fixtures and equipment;

          (3) Indebtedness incurred (a) in connection with a strategic alliance, collaboration, joint venture, partnership or other similar arrangement of the Company with another Person which is engaged in a business similar to or related to the business of the Company and (b) after the Issuance Date that is secured solely by the Company's interest in real estate, improvements to real estate and office and laboratory facilities; and

          (4)  Indebtedness (other  than as  permitted by the preceding clauses
     (1) through (3)) in a principal amount not in excess of $4.0 million outstanding at any one time;

so long  as (x)  in the case of Indebtedness permitted by the preceding clauses
(2) through  (4), on  the date  of incurrence  of such Indebtedness no Event of

Default has occurred and is continuing, and (y) in the case of Indebtedness permitted by the preceding clause (2), the aggregate amount thereof (other than any amount thereof permitted by clause (1) of this definition) outstanding at any one time does not exceed $15.0 million.

          "Permitted Transferee" means any person who is (1) an "accredited investor" as defined in Regulation D under the 1933 Act and (2) a Person which is an Affiliate of the Holder or the holder of any Other Note.

          "Person" means an individual, partnership, corporation, limited liability company, trust or incorporated organization, and a government or a governmental agency or political subdivision.

          "Pooling Standards" means Opinion No. 16 of the Accounting Principles Board (or any successor accounting standard of the Financial Accounting Standards Board (or any successor or replacement Person or board the accounting pronouncements of which are applicable to issuers having a class of securities registered pursuant to Section 12(b) or 12(g) of the 1934 Act)) and any applicable requirements of the SEC relating to pooling of interests accounting for business combination transactions, in each case as in effect from time to time.

          "Price Source" means Bloomberg L.P. (or any successor to the share price reporting business of Bloomberg L.P.); provided, however, that if Bloomberg L.P. (or any successor) shall no longer be reporting prices of the Common Stock, "Price Source" shall mean a commercial price source available to broker-dealers which reports such prices selected by the Majority Holders by notice to the Company. The Company shall immediately notify the Holder of any Price Source substituted for Bloomberg L.P. (or any successor).

          "Redemption Date" means the date which is five Business Days after the date the Holder gives a Redemption Election to the Company.

          "Redemption Election" means (1) a notice by the Holder to the Company substantially in the form set forth in Exhibit D or (2) a notice by the Holder to the Company included in the form of Inconvertibility Notice set forth in Exhibit C.

          "Redemption Election Period" means, with respect to a particular Maximum Share Amount Inconvertibility or Registration Restriction Inconvertibility, the period of ten Business Days after the later of (x) the date an Inconvertibility Notice with respect to such Maximum Share Amount Inconvertibility or Registration Restriction Inconvertibility is given or (y) the date such Inconvertibility Notice was required to have been given by the Company.

          "Redemption Percentage" means:

               (i) in the case of a redemption at the option of the Company pursuant to Section 2.4(b)(2), 110%; and

               (ii) in the case of a redemption at the option of the Holder pursuant to Section 2.4(b)(1), with respect to each Redemption Date, the applicable percentage set forth below determined with respect to such date as follows:

                    Redemption Date                         Percentage

                    Issuance Date to the 120th day            112.5%
                    Following Issuance Date

                    121st Day Following Issuance Date
                    and thereafter                            110.0%


          "Redemption Price" means an amount in cash equal to the sum of (1) the product obtained by multiplying (A) the sum of (i) the principal amount of this Note to be redeemed on a particular Redemption Date plus (ii) accrued and unpaid interest on such principal amount to such Redemption Date times (B) the applicable Redemption Percentage plus (2) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause
(1)(A)(ii) at the rate provided in this Note to such Redemption Date.

          "Redemption Trigger Price" means a price per share of Common Stock equal to $10.00 (such price to be equitably adjusted from time to time on terms reasonably acceptable to the Holder for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the Issuance Date).

          "Registration Repurchase Event" means the occurrence of either of the following events:

          (a) the Company fails to file the Registration Statement within the 30-day period provided in Section 8(a)(1) of the Note Purchase Agreement; or

          (b) the SEC Effective Date shall not have occurred on or before the date which is 100 days after the Issuance Date.

          "Registration Repurchase Price" means an amount in cash equal to the sum of (1) the product obtained by multiplying (A) the sum of (i) the principal amount of this Note to be repurchased plus (ii) accrued and unpaid interest on such principal amount to the date of such repurchase times (B) 110%, plus (2) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (1)(A)(ii) at the rate provided in this Note to the date of repurchase in accordance with Article V.

          "Registration Statement" means the Registration Statement required to be filed by the Company with the SEC pursuant to Section 8(a) of the Note Purchase Agreement.

          "Repurchase Event" means the occurrence of any one or more of the following events:

          (a) For any period of five consecutive Trading Days following the date hereof there shall be no reported sale price of the Common Stock on any of Nasdaq, the NYSE or the AMEX;

          (b) The Common Stock ceases to be included in the Nasdaq National Market tier of Nasdaq, or listed on the NYSE or the AMEX;

          (c) Any consolidation or merger of the Company or any Subsidiary with or into another entity (other than a merger or consolidation of a Subsidiary into the Company or a wholly-owned Subsidiary) where the stockholders of the Company immediately prior to such transaction do not collectively own at least 51% of the outstanding voting securities of the surviving corporation of such consolidation or merger immediately following such transaction; or the sale of all or substantially all of the assets of the Company and its Subsidiaries;

          (d) The adoption of any amendment to the Company's Certificate of Incorporation or the filing of any articles of serial designation or other supplement to the Certificate of Incorporation which materially and adversely affects the rights of the Holder or the taking of any other action which materially and adversely affects the rights of the Holder; or

          (e) Except as set forth in Section 8(c)(7) of the Note Purchase Agreement, the inability of the Holder for 25 Trading Days (whether or not consecutive) during any annual period commencing on the SEC Effective Date or any annual anniversary of the SEC Effective Date to sell shares of Common Stock issued upon conversion of this Note pursuant to the Registration Statement required to be filed by the Company pursuant to the Note Purchase Agreement (1) by reason of the requirements of the 1933 Act, the 1934 Act or any of the rules or regulations under either thereof or
     (2) due to the Registration Statement containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any failure of the Registration Statement or the Prospectus included therein or any amendment or supplement thereto to comply with the rules and regulations of the SEC.

          "Repurchase Price" means with respect to any repurchase pursuant to Sections 5.1 and 5.2 an amount in cash equal to the sum of (1) the product obtained by multiplying the sum of (A) the outstanding principal amount of this Note plus (B) accrued and unpaid interest on such principal amount to the date of such repurchase times (x) 112.5%, if the date of such repurchase is on or before the 120th day after the Issuance Date, (y) 115%, if the date of such repurchase is on or after the 121st day after the Issuance Date and on or before the 270th day after the Issuance Date, or (z) 120%, if the date of such repurchase is on or after the 271st day after the Issuance Date plus (2) accrued and unpaid Default Interest, if any, on the amount referred to in the immediately preceding clause (1)(B) at the rate provided in this Note to the date of such repurchase.

          "SEC" means the Securities and Exchange Commission, or any successor.

          "SEC Effective Date" means the date on which the Registration Statement is first declared effective by the SEC.

          "Significant Subsidiary" means a Subsidiary which is a "significant subsidiary," as that term is defined in Rule 1-02(w) of Regulation S-X of the SEC as in effect on the date of this Agreement.

          "Stock Payment Option" shall have the meaning provided in Section 1.1(a).

          "Stockholder Approval" means the approval by a majority of the votes cast by the holders of shares of Common Stock (in person or by proxy) at a meeting of the stockholders of the Company (duly convened at which a quorum was present), or a written consent of holders of shares of Common Stock entitled to such number of votes given without a meeting, of the issuance by the Company of 20% or more of the outstanding Common Stock of the Company for less than the greater of the book or market value of such Common Stock on conversion of the Note and the Other Notes, as and to the extent required under Rule 4460(i) of the NASD (or any successor or replacement provision thereof).

          "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

          "Tender Offer" means a tender offer or exchange offer.

          "Trading Day" means a day on which either the national securities exchange or Nasdaq which then constitutes the principal securities market for the Common Stock is open for general trading.

          "Trading Price" on any date means the lowest sale price (regular way) for one share of the Common Stock on such date, on the first applicable among the following: (a) the national securities exchange on which the shares of Common Stock are listed which constitutes the principal securities market for the Common Stock, (b) Nasdaq, or (c) such other market as at the time constitutes the principal trading market for the Common Stock, in any such case as reported by the Price Source provided, however, that if on any Trading Day there shall be no reported sale price (regular way) of the Common Stock, the "Trading Price" on such Trading Day shall be the lowest sale price (regular way) of the Common Stock on the Trading Day next preceding such Trading Day on which a sale price (regular way) for the Common Stock has been so reported; provided further, however, that the Trading Price shall be equitably adjusted from time to time on terms reasonably acceptable to the Majority Holders for
(i) stock splits, (ii) stock dividends, (iii) combinations, (iv) capital reorganizations, (v) issuance to all holders of Common Stock of rights or warrants to purchase shares of Common Stock at a price per share less than the Trading Price which would otherwise be applicable, (vi) the distribution by the Company to all holders of Common Stock of evidences of indebtedness of the Company or cash (other than regular quarterly cash dividends), (vii) tender offers by the Company or any subsidiary of the Company or other repurchases of shares of Common Stock in one or more transactions which, individually or in the aggregate, result in the purchase of more than 10% of the Common Stock outstanding and (viii) similar events relating to the Common Stock, in each such case which occur on or after the Issuance Date).

          "Transaction Documents" means this Note, the Note Purchase Agreement,
the  Final   Maturity  Note,  the  Transfer  Agent  Agreement,  and  the  other agreements, instruments and documents contemplated hereby and thereby.

          "Transfer Agent" means Continental Stock Transfer & Trust Company or any successor transfer agent appointed by the Company.

          "Transfer Agent Agreement" means the Transfer Agent Agreement, dated as of May 1, 1998, by and among the Company, the Transfer Agent, the original Holder of this Note and the Original Holders of the Other Notes.

                                 ARTICLE VIII
                                 MISCELLANEOUS

          8.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          8.2 Notices. All notices and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by a nationally recognized courier service or duly sent by facsimile or first class, registered or certified mail, postage prepaid, addressed to:

          (a)  if to the Company, to:

               Emisphere Technologies, Inc.
               15 Skyline Drive
               Hawthorne, New York 10532
               Telephone:       (914) 347-2498
               Facsimile:       (914) 347-2220
               Attention:       Michael M. Goldberg, Chairman

               with a copy to:

               Paul, Weiss, Rifkind, Wharton & Garrison
               1285 Avenue of the Americas
               New York, New York 10019
               Telephone:       (212) 373-3000
               Facsimile:       (212) 757-3990
               Attention:       Edwin S. Maynard, Esq.

               and to:

               H. Warren Browne, Esq.
               25 Five Ponds Drive
               Waccabuc, New York 10597
               Telephone:       (914) 763-5599
               Facsimile:       (914) 763-6321

               and:

          (b)                   if to the Holder, to:



All such notices and communications shall be deemed to have been received (i) in the case of personal or courier delivery, on the date of such delivery, (ii) in the case of facsimile transmission, on the date on which the sender receives confirmation that such was received by the addressee and (iii) in the case of mailing, on the third business day following the date of such mailing.

          8.3 Amendment Provision. None of this Note or any Other Note or any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Majority Holders, provided that no such change, waiver, discharge or termination shall, without the consent of the Holder and the holders of the Other Notes affected thereby, (i) extend the scheduled final maturity of this Note or any Other Note, or reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) hereon or thereon or reduce the principal amount hereof or thereof or the Redemption Price, Repurchase Price or Registration Repurchase Price, (ii) amend, modify or waive any provision of this Section 8.3, (iii) reduce any percentage specified in, or otherwise modify, the definition of Majority Holders or (iv) change the method of calculating the Conversion Price in a manner adverse to the Holder.

          8.4 Assignability. This Note shall be binding upon the Company and its successors, and shall inure to the benefit of and be binding upon the Holder and its successors and permitted assigns. The Company may not assign any of its rights or delegate any of its obligations under this Note.

          8.5 Certain Expenses. The Company shall pay on demand all expenses incurred by the Holder, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with, (x) any default or breach of any of the Company's obligations set forth in the Transaction Documents and (y) the enforcement or restructuring of any right of, including the collection of any payments due, the Holder under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Holder.

          8.6 Governing Law. This Note shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws.

          8.7 Transfer of Note. This Note has not been and is not being registered under the provisions of the 1933 Act or any state securities laws and this Note may not be transferred unless (1) the transferee is a Permitted Transferee and (2) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that this Note may be sold or transferred without registration under the 1933 Act. Prior to any such transfer, such transferee shall have represented in writing to the Company that such transferee has requested and received from the Company all information relating to the business, properties, operations, condition (financial or other), results of operations or prospects of the Company deemed relevant by such transferee; that such transferee has been afforded the opportunity to ask questions of the Company concerning the foregoing and has had the opportunity to obtain and review the Registration Statement and the prospectus included therein, each as amended or supplemented to the date of transfer to such transferee, and the reports and other information concerning the Company which at the time of such transfer have been filed by the Company with the SEC pursuant to the 1934 Act and which are incorporated by reference in such prospectus as of the date of such transfer. If such transfer is intended to assign the rights and obligations under Sections 5(a), 5(b) and 8 of the Note Purchase Agreement, such transfer shall otherwise be made in compliance with Section 10.7 of the Note Purchase Agreement.

          8.8 Enforceable Obligation. The Company represents and warrants that at the time of the original issuance of this Note it received the full purchase price payable pursuant to the Note Purchase Agreement in an amount at least equal to the original principal amount of this Note, and that this Note is an enforceable obligation of the Company which is not subject to any offset, reduction, counterclaim or disallowance of any sort, subject to bankruptcy, insolvency, fraudulent conveyance or transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

          8.9 Certain Amounts. Whenever pursuant to this Note the Company is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Company and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Company represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Company and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

          8.10 Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Note and (a) in the case of loss, theft or destruction, of indemnity from the Holder reasonably satisfactory in form to the Company (and without the requirement to post any bond or other security) or
(b) in the case of mutilation, upon surrender and cancellation of this Note, the Company will execute and deliver to the Holder a new Note of like tenor.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer on the day and in the year first above written.

                                EMISPHERE TECHNOLOGIES, INC.



                                By:
                                   Name:
                                   Title:

                                                                   Exhibit 4(b)

                       [FORM OF NOTE PURCHASE AGREEMENT]




                            NOTE PURCHASE AGREEMENT


                            DATED AS OF MAY 1, 1998


                                BY AND BETWEEN


                         EMISPHERE TECHNOLOGIES, INC.


                                      AND


                                [NAME OF BUYER]






                     5% SENIOR CONVERTIBLE NOTES DUE 2001





                               PLACEMENT AGENT:

                         DIAZ & ALTSCHUL CAPITAL, LLC

                               TABLE OF CONTENTS
                                                                        PAGE

1.   DEFINITIONS..........................................................1
2.   PURCHASE AND SALE; PURCHASE PRICE....................................6
     (a)  Purchase........................................................6
     (b)  Closing.........................................................6
3.   REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE BUYER............6
     (a)  Purchase for Investment.........................................7
     (b)  Accredited Investor.............................................7
     (c)  Reoffers and Resales............................................7
     (d)  Company Reliance................................................7
     (e)  Information Provided............................................7
     (f)  Absence of Approvals............................................8
     (g)  Note Purchase Agreement.........................................8
     (h)  Buyer Status....................................................8
4.   REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY..........8
     (a)  Organization and Authority......................................8
     (b)  Qualifications..................................................8
     (c)  Capitalization..................................................9
     (d)  Material Losses.................................................9
     (e)  Concerning the Shares and the Common Stock.....................10
     (f)  Corporate Authorization........................................10
     (g)  Non-contravention..............................................10
     (h)  Approvals......................................................11
     (i)  Conduct of Business............................................11
     (j)  SEC Filings....................................................11
     (lk  Absence of Certain Proceedings.................................12
     (l)  Liabilities....................................................12
     (m)  Absence of Certain Changes.....................................12
     (n)  Intellectual Property..........................................12
     (o)  Internal Accounting Controls...................................12
     (p)  Compliance with Law............................................13
     (q)  Properties.....................................................13
     (r)  Labor Relations................................................13
     (s)  Insurance......................................................13
     (t)  Tax Matters....................................................13
     (u)  Investment Company.............................................13
     (v)  Absence of Brokers, Finders, Etc...............................14
     (w)  No Solicitation................................................14
     (x)  Certain Issuances of Securities................................14
5.   CERTAIN COVENANTS...................................................14
     (a)  Transfer Restrictions..........................................14
     (b)  Restrictive Legends............................................15
     (c)  Transfer Agent Agreement.......................................16
     (d)  Nasdaq Inclusion; Reporting Status.............................16
     (e)  State Securities Laws..........................................16
     (f)  Certain Future Financings and Related Actions..................17
     (g)  Use of Proceeds................................................18
     (h)  Best Efforts...................................................18
     (i)  Debt Obligation................................................18
6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL......................18
7.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE....................19
8.   REGISTRATION RIGHTS.................................................20
     (a)  Mandatory Registration.........................................20
     (b)  Obligations of the Company.....................................21
     (c)  Obligations of the Buyer and other Investors...................25
     (d)  Rule 144.......................................................27

                                                                        PAGE

9.   INDEMNIFICATION AND CONTRIBUTION....................................27
     (a)  Indemnification................................................27
     (b)  Contribution...................................................29
     (c)  Other Rights...................................................30
10.  MISCELLANEOUS.......................................................30
     (a)  Governing Law..................................................30
     (b)  Headings.......................................................30
     (c)  Severability...................................................30
     (d)  Notices........................................................30
     (e)  Counterparts...................................................31
     (f)  Entire Agreement; Benefit......................................31
     (g)  Waiver.........................................................31
     (h)  Amendment......................................................31
     (i)  Further Assurances.............................................31
     (j)  Assignment of Certain Rights and Obligations...................31
     (k)  Expenses.......................................................32
     (l)  Termination....................................................32
     (m)  Survival.......................................................33
     (n)  Public Statements, Press Releases, Etc.........................33
     (o)  Construction...................................................33


                                   SCHEDULES

SCHEDULE 4(C)  Preemptive Rights/Anti-dilution Protections; Registration Rights
SCHEDULE 4(e)  Concerning the Shares and the Common Stock

                                    ANNEXES

ANNEX I   -    5% Senior Convertible Note due 2001
ANNEX II  -    Transfer Agent Agreement
ANNEX III  Instructions to Transfer Agent
ANNEX IV  -    Opinion of Counsel to the Company
ANNEX V   -    Opinion of Company Counsel to Be Delivered in Connection with
           Effectiveness of the Registration Statement

          NOTE PURCHASE AGREEMENT, dated as of May 1, 1998 (this "Agreement"), by and between EMISPHERE TECHNOLOGIES, INC., a Delaware corporation, with headquarters located at 15 Skyline Drive, Hawthorne, New York 10532 (the "Company"),
          and  [Name  of  Buyer],  a  [          ]  corporation  (the
          "Buyer").



          WHEREAS, the Buyer wishes to purchase from the Company and the Company wishes to sell to the Buyer, upon the terms and subject to the conditions of this Agreement, a promissory note of the Company having the aggregate principal amount set forth on the signature page of this Agreement and which will be convertible into shares of Common Stock (such capitalized term and all other capitalized terms used in this Agreement having the meanings provided in Section 1);

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Definitions.

          (a) As used in this Agreement, the terms "Agreement", "Buyer" and "Company" shall have the respective meanings assigned to such terms in the introductory paragraph of this Agreement.

          (b) All the agreements or instruments herein defined shall mean such agreements or instruments as the same may from time to time be supplemented or amended or the terms thereof waived or modified to the extent permitted by, and in accordance with, the terms thereof and of this Agreement.

          (c) The following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the subject Person. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in The City of New York are authorized or required by law or executive order to remain closed.

          "Claims" means any losses, claims, damages, liabilities or expenses (joint or several), incurred by a Person.

          "Closing Date" means 12:00 noon, New York City time, on May 1, 1998 or such other mutually agreed to time.

          "Code" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder and published interpretations thereof.

          "Common Stock" shall mean the Common Stock, $.01 par value, together with any related "poison pill" preferred stock purchase rights or similar rights, of the Company or any shares of capital stock and related rights of the Company into which such stock shall be changed or reclassified after the Issuance Date.

          "Conversion Notice" means a Notice of Conversion of 5% Senior Convertible Note due 2001 substantially in the form of Exhibit A to the Note.

          "Conversion Shares" means the shares of Common Stock issuable upon conversion of the Note.

          "Event of Default" shall have the meaning provided in the Note.

          "Final Maturity Note" means the note of the Company issuable on the maturity date of the Note in the form attached as Exhibit J to the Note.

          "Indemnified Party" means the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any Person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act.

          "Indemnified Person" means each Investor who holds Registrable Securities and each Investor who sells such Registrable Securities in the manner permitted under this Agreement, the directors, if any, of such Investor, the officers, if any, of such Investor, each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act, any underwriter (as defined in the 1933 Act) acting on behalf of an Investor who participates in the offering of Registrable Securities of such Investor in accordance with the plan of distribution contained in the Prospectus included in the
Registration Statement, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each Person, if any, who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act .

          "Inspector" means any attorney, accountant or other agent reasonably acceptable to the Company retained by an Investor for the purposes provided in
Section 8(b)(9).

          "Investor" means the Buyer and any Permitted Transferee who agrees to become bound by the provisions of Section 8 of this Agreement.

          "January 1998 10-Q" means the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1998 (including any information or documents incorporated therein by reference).

          "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System (12 CFR part 221).

          "Maturity Date" shall have the meaning provided in the Note.

          "Maximum Share Amount" shall have the meaning provided in the Note.

          "Nasdaq" means the National Market tier of the Nasdaq Stock Market.

          "NASD" means the National Association of Securities Dealers, Inc.

          "1997 10-K" means the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 1997 (including any information or documents incorporated therein by reference).

          "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

          "1933 Act" means the Securities Act of 1933, as amended, or any successor statute.

          "Non-Responsive Investor" means an Investor who does not provide the Requested Information to the Company at least one (1) Business Day prior to the filing of the Registration Statement.

          "Note" means the 5% Senior Convertible Note due 2001 of the Company in the form of Annex I to this Agreement.

          "Other Notes" shall have the meaning provided in the Note (including any information or documents incorporated therein by reference).

          "Payment Shares" means the shares of Common Stock issuable in payment of interest on the Note.

          "Person" means any natural person, corporation, partnership, limited liability company, trust, incorporated organization, government, governmental agency or political subdivision.

          "Prospectus" means the prospectus forming part of the Registration Statement at the time the Registration Statement is declared effective and any amendment or supplement thereto.

          "Purchase Price" means 100% of the principal amount of the Note as set forth on the signature page hereof.

          "Questionnaire"  means   the  Prospective   Purchaser   Questionnaire
completed by the Buyer.

          "Preferred Shares" means the Preferred Stock, par value $.01 per share, of the Company, of which 200,000 shares have been designated Series A Junior Participating Preferred Stock.

          "Permitted Transferee" means any person who is (1) an "accredited investor" as defined in Regulation D under the 1933 Act and (2) a Person which is an Affiliate of any Investor or the holder of any Other Note.

          "Record" means all pertinent financial and other records, pertinent corporate documents and properties of the Company subject to inspection for the purposes provided in Section 8(b)(9).

          "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

          "Registrable Securities" means the Shares and any stock or other securities into which or for which the Common Stock may hereafter be changed, converted or exchanged by the Company, and any other securities issued to holders of such Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event.

          "Registration Period" means the period from the SEC Effective Date to the earlier of (i) the date which is three years after the Closing Date (or, if (x) the Note shall have been fully converted into shares of Common Stock, (y) the Maturity Date shall have occurred or (z) the Note shall no longer remain outstanding, such date after which each Investor may sell all of its Registrable Securities without registration under the 1933 Act pursuant to Rule 144, free of any limitation on the volume of such securities which may be sold in any period) and (ii) the date on which the Investors no longer own any Registrable Securities.

          "Registration Statement" means a registration statement on Form S-3, or any successor form, of the Company under the 1933 Act which names the Investors as selling stockholders.

          "Regulation D" means Regulation D under the 1933 Act.

          "Repurchase Event" shall have the meaning provided in the Note.

          "Requested Information" means the information the Company requires from each Investor in connection with the preparation of the Registration Statement.

          "Rule 415" means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a delayed or continuous basis.

          "Rule 144" means Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit a holder of any securities to sell securities of the Company to the public without registration under the 1933 Act.

          "SEC" means the Securities and Exchange Commission or successor.

          "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

          "SEC Filing Date" means the date the Registration Statement is first filed with the SEC pursuant to Section 8.

          "SEC Reports" means the 1997 10-K, the January 1998 10-Q, the Company's definitive Proxy Statement for its 1998 Annual Meeting of Stockholders, and all other periodic and other reports filed by the Company with the SEC pursuant to the 1934 Act subsequent to July 31, 1996 and prior to the date hereof, in each case as filed with the SEC and including the information and documents (other than exhibits) incorporated therein by reference.

          "Securities" means, collectively, the Note, the Final Maturity Note and the Shares.

          "Shares" means the Conversion Shares and the Payment Shares.

          "Subsidiary" means any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

          "Trading Day" means at any time a day on which any of a national securities exchange, Nasdaq or such other securities market as at such time constitutes the principal securities market for the Common Stock is open for general trading of securities.

          "Trading Price" shall have the meaning provided in the Note.

          "Transaction Documents" means, collectively, this Agreement, the Securities, the Transfer Agent Agreement and the other agreements, instruments and documents contemplated hereby and thereby.

          "Transfer Agent" means Continental Stock Transfer & Trust Company or any successor thereof, serving as transfer agent and registrar for the Common Stock upon conversion of the Note.

          "Transfer Agent Agreement" means the Transfer Agent Agreement among the Company, the Transfer Agent, the Buyer and the purchasers of the Other Notes, in substantially the form attached hereto as Annex II.

          "Violation" means

          (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,

          (ii) any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,

          (iii)any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation under the 1933 Act, the 1934 Act or any state securities law, or

          (iv) any breach or alleged breach by the Company or the Transfer Agent of any representation, warranty, covenant, agreement or other term of any of the Transaction Documents which materially adversely affects or potentially materially adversely affects the issuance of the Shares within the time periods set forth herein and in the Note.


2.   Purchase And Sale; Purchase Price.

          (a) Purchase; Option to Purchase Additional Notes. (i) The Buyer hereby agrees to purchase, and the Company hereby agrees to sell to the Buyer, on the Closing Date, the Note in the principal amount set forth on the signature page of this Agreement and having the terms and conditions as set forth in the form of the Note attached hereto as Annex I for the Purchase Price.

          (ii) As additional consideration for the Buyer's purchase of the Notes, the Company hereby grants the Investor an option, exercisable for a period of 45 days immediately succeeding the last day of any Measurement Period (as defined in the Note) during which the average closing bid price of the Common Stock exceeds $36, to purchase notes, on substantially the same terms as the Note, with a principal amount equal to 30% of the original face amount of the Note; provided however that such option shall be equitably adjusted from time to time on terms reasonably acceptable to the Investor for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date hereof and prior to the Investor's exercise of such option.

          (b) Closing. The issuance and sale of the Note shall occur on the Closing Date at the offices of Howard, Darby & Levin, 1330 Avenue of the Americas, New York, New York. At the closing, upon the terms and subject to the conditions of this Agreement, the Company shall issue and deliver to the Buyer the Note against payment by the Buyer to the Company of an amount equal to the Purchase Price by wire transfer of immediately available funds to:

 ACH Transfers:                            Fed Wires

 Bank of NY                                Bank of NYC
 For Credit to:  Emisphere Technologies    ABA# 021000018
 ABA# 021902352                            GLA# 111363
 A/C# 670-1771816                          Emisphere Technologies
                                           A/C# 107315

3.   Representations, Warranties, Covenants, Etc. of the Buyer.

          The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

          (a) Purchase for Investment. The Buyer is purchasing the Note for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act; the Buyer will acquire any Shares issued to the Buyer prior to the SEC Effective Date for its own account for investment and not with a view towards the public sale or distribution thereof within the meaning of the 1933 Act prior to the SEC Effective Date; and the Buyer has no intention of making any distribution, within the meaning of the 1933 Act, of the Shares except in compliance with the registration requirements of the 1933 Act or pursuant to an exemption therefrom;

          (b)  Accredited Investor.   The  Buyer is an "accredited investor" as
that term is defined in Rule 501 of Regulation D under the 1933 Act by reason of Rule 501(a)(3) thereof;

          (c) Reoffers and Resales. The Buyer will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities unless registered under the 1933 Act, based on an opinion of counsel, pursuant to an exemption from registration under the 1933 Act, or in a transaction not requiring registration under the 1933 Act;

          (d) Company Reliance. The Buyer understands that (1) the Note is being offered and sold to the Buyer, (2) the Shares and the Final Maturity Note are being offered to the Buyer, (3) upon conversion of the Note, the Conversion Shares will be issued to the Buyer, (4) and the Payment Shares will be issued to the Buyer, in each such case in reliance on one or more exemptions from the registration requirements of the 1933 Act, including, without limitation, Regulation D, and exemptions from state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein and in the Questionnaire, a true and accurate copy of which has been delivered by the Buyer to the Company, in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire or receive an offer to acquire the Securities; and the information with respect to the Buyer set forth in the Questionnaire is accurate and complete in all material respects;

          (e) Information Provided. The Buyer and its advisors, if any, have requested, received and considered all information relating to the business, properties, operations, financial condition or results of operations of the Company and information relating to the offer and sale of the Note and the offer and, upon conversion of the Note, sale of the Shares deemed relevant by them; the Buyer and its advisors have been afforded the opportunity to ask questions of the Company concerning the terms of the offering of the Securities and the business, properties, operations, financial condition or results of operations of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the SEC Reports and the schedules attached hereto; in connection with its decision to purchase the Note, the Buyer has relied solely upon the SEC Reports, the schedules, the representations, warranties, covenants and agreements of the Company set forth in this Agreement and to be contained in the other Transaction Documents, as well as any investigation of the Company completed by the Buyer or its advisors; the Buyer understands that its investment in the Securities involves a high degree of risk;

          (f)  Absence of  Approvals.   The Buyer  understands that  no  United
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

          (g) Note Purchase Agreement. The Buyer has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and the other agreements executed by the Buyer in connection herewith and to consummate the transactions contemplated hereby and thereby; and this Agreement has been duly and validly authorized, duly executed and delivered by the Buyer and, assuming due execution and delivery by the Company, is a valid and binding agreement of the Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

          (h)  Buyer Status.   The Buyer is not a "broker" or "dealer" as those
terms are defined in the 1934 Act which is required to be registered with the SEC pursuant to Section 15 of the 1934 Act.

4.   Representations, Warranties and Covenants of the Company.

          The Company represents and warrants to the Buyer that the following matters are true and correct on the date of execution and delivery of this Agreement and will be true and correct on the Closing Date, and the Company covenants and agrees with the Buyer as follows:

          (a) Organization and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents executed and delivered by the Company in connection herewith, and to consummate the transactions contemplated hereby and thereby. The Company has no Subsidiaries.

          (b) Qualifications. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, financial condition or results of operations of the Company.

          (c) Capitalization. The authorized capital of the Company consists of (a) 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, of which 10,719,594 shares of Common Stock were outstanding on April 20, 1998 and no shares of Preferred Stock of the Company were outstanding. The 1997 10-K discloses as of July 31, 1997 all outstanding options or warrants for the purchase of, or other rights to purchase or subscribe for, or securities convertible into or exchangeable for, Common Stock or other capital stock of the Company, or any contracts or commitments to issue or sell Common Stock or other capital stock of the Company or any such options, warrants, rights or other securities; and from July 31, 1997 to the date hereof there has been no material change in the amount or terms of any of the foregoing except for the grant of options to purchase shares of Common Stock pursuant to the Company's stock option plans in effect on the date of this Agreement and except as disclosed in the SEC Reports. The Company has duly reserved from its authorized and unissued shares of Common Stock the full number of shares required for (a) all options, warrants, convertible securities and other rights to acquire shares of Common Stock which are outstanding and (b) all shares of Common Stock and options and other rights to acquire shares of Common Stock which may be issued or granted under the stock option and similar plans which have been adopted by the Company. Except as set forth on Schedule 4(c), no antidilution adjustment will occur with respect to any outstanding class or series of securities of the Company, by reason of issuance or conversion of the Note or the Other Notes. The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and all of such options, warrants and other rights have been duly authorized by the Company. None of the holders of such outstanding shares of capital stock is subject to personal liability solely by reason of being such a holder. None of the outstanding shares of capital stock and options, warrants and other rights to acquire Common Stock has been issued in violation of the preemptive rights of any security holder of the Company. The offers and sales of the outstanding shares of capital stock of the Company and options, warrants and other rights to acquire Common Stock were at all relevant times either registered under the 1933 Act and applicable state securities laws or exempt from such requirements. Except as disclosed in the SEC Reports or on Schedule 4(c), no holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement.

          (d) Material Losses. Since the date as of which information is given in the January 1998 10-Q, the Company has not sustained any loss or interference with its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which loss or interference would be material to the business, properties, operations, financial condition or results of operations of the Company.

          (e) Concerning the Shares and the Common Stock. The Shares have been duly authorized and the Conversion Shares, when issued upon conversion of the Note and the Payment Shares, when issued in payment of interest on the Note, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. Except as set forth on Schedule 4(e), the holders of outstanding shares of capital stock of the Company are not entitled to preemptive rights to subscribe for the Shares, or the Note. The Company has duly reserved the required number of shares of Common Stock for issuance upon conversion of the Note and the Other Notes, and such shares shall remain so reserved, and the Company shall from time to time reserve such additional shares of Common Stock as shall be required to be reserved pursuant to the Note, as long as the Note may be converted. The Common Stock is listed for trading on Nasdaq and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified since January 1, 1996 by the NASD of any failure or potential failure to meet the criteria for continued listing and trading on Nasdaq and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason why the Shares will not be eligible for listing on Nasdaq.

          (f) Corporate Authorization. This Agreement and the other Transaction Documents have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by the Buyer, this Agreement is, and the Transfer Agent Agreement will be, when duly executed and delivered by the Company and the Transfer Agent, and the Note, and the Final Maturity Note will be, when executed and delivered by the Company, valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

          (g) Non-contravention. The execution and delivery of this Agreement, the Transfer Agent Agreement, the Note, and the Final Maturity Note by the Company and the consummation by the Company of the issuance of the Securities and the other transactions contemplated by this Agreement, the Transfer Agent Agreement, the Note, and the Final Maturity Note do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws of the Company, (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound or affected (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets, in each case in clause (ii) and
(iii), as could be reasonably likely to materially adversely affect the business, properties, operations, financial condition or results of operations of the Company; provided that any such breach, default, modification, contravention or violation or other event or action does not and will not affect the obligation or ability of the Company to perform any of its duties under this Agreement, the Note or the Other Notes, including without limitation, the issuance of the Shares or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company to make use thereof.

          (h) Approvals. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is necessary to be obtained or made by the Company in connection with the execution, delivery and performance of this Agreement, the Transfer Agent Agreement, the Note, and the Final Maturity Note and the issuance and sale of the Securities as contemplated by this Agreement and the terms of the Note, other than (1) approval of the Shares for quotation on Nasdaq, (2) registration of the resale of the Shares under the 1933 Act as contemplated by Section 8 and
(3) as may be required for the issuance of the Notes under applicable state securities or "blue sky" laws.

          (i) Conduct of Business. Except as set forth in the SEC Reports, since July 31, 1997, the Company has not (i) incurred any material obligation or liability (absolute or contingent) other than in the ordinary course of business; (ii) canceled, without payment in full, any material notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (iii) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its material properties, tangible or intangible, or rights under any material contract, permit, license, franchise or other agreement; (iv) conducted its business in a manner materially different from its business as conducted on such date; (v) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock; or (vi) consummated, or entered into any agreement with respect to, any transaction or event which would constitute a Repurchase Event. Except as disclosed in the SEC Reports, the Company owns, possesses or has obtained all governmental, administrative and third party licenses, permits, certificates, registrations, approvals, consents and other authorizations necessary to own or lease (as the case may be) and operate its properties, whether tangible or intangible, and to conduct its business or operations as currently conducted, except such licenses, permits, certificates, registrations, approvals, consents and authorizations the failure of which to obtain would not reasonably be expected to have a material adverse effect on the business, properties, operations, financial condition or results of operations of the Company.

          (j) SEC Filings. The Company has timely filed all reports required to be filed under the 1934 Act and any other material reports or documents required to be filed with the SEC since January 1, 1997. All of such reports and documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act. Since January 1, 1997, no event has occurred which would require the filing of a report on Form 8-K under the 1934 Act which has not been filed or any amendment for any of such filings. The Company meets the requirements for the use of Form S-3 for the registration of the resale of the Shares by the Buyer and any other Investor.

          (k) Absence of Certain Proceedings. Except as described in the SEC Reports, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company wherein an unfavorable decision, ruling or finding would have a material adverse effect on the business, properties, operations, financial condition or results of operations of the Company or the transactions contemplated by this Agreement or any of the other Transaction Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the other Transaction Documents; the Company does not have pending before the SEC any request for confidential treatment of information and to the best of the Company's knowledge no such request will be made by the Company prior to the SEC Effective Date; and to the best of the Company's knowledge there is not pending or contemplated, and there has been no, investigation by the SEC involving the Company or any current director or officer of the Company.

          (l) Liabilities. Except as and to the extent disclosed, reflected or reserved against in the financial statements of the Company and the notes thereto included in the SEC Reports, the Company has no material (individually or in the aggregate) liability, debt or obligation whether accrued, absolute, contingent or otherwise, and whether due or to become due except liabilities
(a) incurred subsequent to July 31, 1997 in the ordinary course of business consistent with past practice (b) of any nature whatsoever which would not individually or in the aggregate have a material adverse effect on the business, properties, operations, financial condition or results of operation of the Company and (c) incurred in connection with this Agreement.

          (m) Absence of Certain Changes. Since July 31, 1997, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company, except as disclosed in the SEC Reports.

          (n) Intellectual Property. Except as disclosed in the SEC Reports, the Company (1) to its knowledge after reasonable investigation for the purposes hereof, owns, or possesses adequate rights to use, all patents, patent rights, inventions, trade secrets, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names and copyrights described or referred to in the SEC Reports or owned or used by it or which are necessary for the conduct of its business, except for failure to own or possess any such rights as would not individually or in the aggregate have a material adverse effect on the business, properties, operations, financial condition or results of operations of the Company, and (2) has no reason to believe, and is not aware of any claim, that the conduct of its business will conflict with any such rights of others which conflict or claim is material to the business, properties, operations, financial condition or results of operations of the Company.

          (o) Internal Accounting Controls. The Company maintains a system of internal accounting controls meeting the requirements of Section 13(b)(2) of the 1934 Act in all material respects.

          (p) Compliance with Law. To the best of the Company's knowledge, the Company is not in violation of any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, including, without limitation, those relating to the use, operation, handling, transportation, disposal or release of hazardous or toxic substances or wastes or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances or wastes, except where such violation would not individually or in the aggregate have a material adverse effect on the business, properties, operations, financial condition or results of operations of the Company; and the Company is not aware of any pending investigation which would reasonably be expected to lead to such a claim.

          (q) Properties. The Company has good title to all property real and personal (tangible and intangible) and other assets owned by it which are individually or in the aggregate material to the Company, free and clear of all security interests, charges, mortgages, liens or other encumbrances, except such as are described in the SEC Reports or such as do not materially interfere with the use of such property made, or proposed to be made, by the Company. To the best of the Company's knowledge, the leases, licenses or other contracts or instruments under which the Company leases, holds or is entitled to use any property, real or personal, which individually or in the aggregate are material to the Company, are valid, subsisting and enforceable with only such exceptions as do not materially interfere with the use of such property made, or proposed to be made by the Company. The Company has not received notice of any material violation of any applicable law, ordinance, regulation, order or requirement relating to its owned or leased properties.

          (r)  Labor Relations.   No  material labor  problem exists or, to the
knowledge of the Company, is imminent with respect to any of the employees of the Company.

          (s) Insurance. The Company maintains insurance against loss or damage by fire or other casualty and such other insurance, including but not limited to, product liability insurance, in such amounts and covering such risks as it believes is reasonably adequate for the conduct of its business and the value of its properties.

          (t) Tax Matters. The Company has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company, might have) a material adverse effect on the business, properties, operations, financial condition or results of operations of the Company.

          (u)  Investment Company.   The Company is not an "investment company"
within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

          (v) Absence of Brokers, Finders, Etc. No broker, finder, or similar Person is entitled to any commission, fee, or other compensation by reason of the transactions contemplated by this Agreement other than Diaz & Altschul Capital, LLC.

          (w) No Solicitation. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other Person acting on behalf of the Company, in respect of the Securities or in connection with the offer and sale of the Securities. Neither the Company nor, to its knowledge, any Person acting on behalf of the Company has, either directly or indirectly, sold or offered for sale to any Person any of the Notes (other than Diaz & Altschul Capital, LLC with respect to the Notes) or, within the six months prior to the date hereof, any other similar security of the Company except as contemplated by this Agreement, and the Company represents that neither the Company nor any Person authorized to act on its behalf will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person so as thereby to cause the issuance or sale of any of the Securities to be in violation of any of the provisions of Section 5 of the 1933 Act.

          (x) Certain Issuances of Securities. The Company has not issued any shares of Common Stock or shares of any series of preferred stock or other securities convertible into, exchangeable for or otherwise entitling the holder to acquire shares of Common Stock which are subject to Section 4460(i)(1)(D) of the rules of the NASD and which would be integrated with the sale of the Note to the Buyer or the issuance of Conversion Shares upon conversion thereof or the issuance of the Payment Shares in payment of interest thereon for purposes of such Section 4460(i)(1)(D).

5.   Certain Covenants.

          (a)  Transfer Restrictions.   The  Buyer acknowledges and agrees that
(1) the Note to be issued to it hereunder and the Final Maturity Note which may be issued pursuant to the Note have not been and are not being registered under the provisions of the 1933 Act or any state securities laws and, except as provided in Section 8, the Shares have not been and are not being registered under the 1933 Act or any state securities laws, and that the Note and the Final Maturity Note may not be transferred unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Note or the Final Maturity Note to be transferred, may be transferred without such registration; (2) no sale, assignment or other transfer of the Note or the Final Maturity Note or any interest therein may be made except in accordance with the terms thereof to a Permitted Transferee; (3) the Shares are not transferable in the absence of registration under the 1933 Act and applicable state securities laws, or applicable exemptions therefrom; (4) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if the exemption provided by Rule 144 is not available, any resale of the Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (5) the Company is under no obligation to register the Securities (other than registration of the resale of the Shares in accordance with Section 8) under the 1933 Act or, except as provided in Section 8, to comply with the terms and conditions of any exemption thereunder. The Buyer may not transfer the Shares in a transaction which does not constitute a transfer thereof pursuant to the Registration Statement in accordance with the plan of distribution set forth therein or in any supplement to the Prospectus forming part of the Registration Statement unless the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that such Shares may be transferred without registration under the 1933 Act.

          (b) Restrictive Legends. (1) The Buyer acknowledges and agrees that the Note shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Note):

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE AND IN PAYMENT OF INTEREST ON THIS NOTE ARE NOT REGISTERED UNDER THE 1933 ACT OR UNDER STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED, AND SUCH SHARES MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE 1933 ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          (2) The Buyer further acknowledges and agrees that until such time as the Shares have been registered for resale under the 1933 Act as contemplated by Section 8, the certificates for the Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE RESOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

          (3) Once the Registration Statement required to be filed by the Company pursuant to Section 8 has been declared effective, thereafter (1) upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for any Shares issued prior to the SEC Effective Date which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days after surrender of such certificates by the Buyer and (2) the Company shall not place any restrictive legend on certificates for Conversion Shares issued on conversion of the Note or Payment Shares issued in payment of interest on the Note or impose any stop-transfer restriction thereon except in accordance with this Agreement and the Note.

          (c) Transfer Agent Agreement. Simultaneously with the execution and delivery of this Agreement and the delivery by the Buyer of the Purchase Price in accordance with Section 2(b) hereof the Company will (1) irrevocably instruct the Transfer Agent, pursuant to the Transfer Agent Agreement, to issue certificates for the Conversion Shares from time to time upon conversion of the
Note in such amounts as specified from time to time to the Company and the Transfer Agent in the Conversion Notice surrendered in connection with each such conversion in accordance with the terms of this Agreement and (2) appoint the Transfer Agent the issuing agent for the Note. The certificates for the Shares shall be registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Note, as the case may be. The Company warrants that except as provided in this Agreement and the Note no instruction with respect to the Shares other than (x) such instructions referred to in this Section 5(c), (y) stop transfer instructions to give effect to Section 5(a) hereof prior to registration of the resale of the Shares under the 1933 Act and (z) the instructions required by
Section 8(b)(12) will be given by the Company to the Transfer Agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Note. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory in form, scope and substance to the Company that registration of a resale by the Buyer of any of the Shares in accordance with the last sentence of Section 5(a) is not required under the 1933 Act, the Company shall permit the transfer of such shares and promptly, but in no event later than three days after receipt of such opinion, instruct the Transfer Agent to issue upon transfer one or more share certificates in such names and in such denominations as reasonably requested by the Buyer. Nothing in this Section 5(c) shall limit the obligations of the Company under Section 8(b)(12).

          (d) Nasdaq Inclusion; Reporting Status. Not later than the Business Day following the Closing Date, the Company will file with Nasdaq an application or other document required by Nasdaq for the approval of the Shares for quotation on the Nasdaq and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any portion of the Note or any Shares, the Company will use its best efforts to maintain the approval of the Common Stock for quotation on Nasdaq or another registered national securities exchange. During the Registration Period, the Company shall timely file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. So long as the Buyer owns the Note or any Shares, the Company shall furnish to the Buyer copies of all reports and other information filed by the Company with the SEC pursuant to Sections 13, 14(a), 14(c) and 15(d) of the 1934 Act promptly, but in no event later than ten days, after the same are filed with the SEC.

          (e) State Securities Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Note for sale to the Buyer pursuant to this Agreement under such of the securities laws of jurisdictions in the United States as shall be applicable. Prior to the issuance of the Final Maturity Note, the Company shall take such actions under applicable state securities laws as shall be necessary to qualify, or to obtain an exemption for such issuance. In connection with the foregoing obligations of the Company in this Section 5(g), the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 5(e), (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company or (5) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish the Buyer with copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or before the Closing Date.

          (f) Certain Future Financings and Related Actions. (1) The Company shall not issue any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any equity securities of the Company which would, for purposes of Section 4460(i)(1)(D) of the rules of the NASD (or any successor or replacement provision thereof), be integrated with the sale of the Note and the issuance of Shares upon conversion of, or in payment of interest on, the Note.

          (2) The Company shall not offer, sell, contract to sell or issue (or engage any Person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock at a price below the market price of the Common Stock during the period from the date of this Agreement to the date on which the Registration Statement shall have been effective with the SEC and available for use by the selling stockholders named therein for 90 consecutive days; provided, however, that nothing in this Section 5(g)(2) shall prohibit the Company from issuing securities (w) pursuant to compensation plans for employees, directors, officers, advisers or consultants of the Company and in accordance with the terms of such plans as in effect as of the date of this Agreement (or as such plans may be amended from time to time), (x) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement, including the rights granted pursuant to this Agreement, (y) pursuant to a public offering underwritten on a firm commitment basis registered under the 1933 Act or (z) as part of a transaction involving a strategic alliance, collaboration, joint venture, partnership or other similar arrangement of the Company with another corporation, partnership or other business entity which is engaged in a business similar to or related to the business of the Company, so long as in the case of this clause (z) the Board of Directors by resolution duly adopted (and a copy of which shall be furnished to the Buyer promptly after adoption) determines that such issuance is fair to the holders of each class and series of capital stock of the Company and to the Buyer in respect of its equity interest in the Company that is represented by the Note.

          (g) Use of Proceeds. The Company represents and agrees that: (1) it does not own or have any present intention of acquiring any "margin stock" as defined in Regulation U (12 CFR part 221) of the Board of Governors of the Federal Reserve System ("margin stock"); (2) the proceeds of sale of the Note will be used for general working capital purposes and in the operation of the Company's business; (3) none of such proceeds will be used, directly or indirectly (A) to make any loan to or investment in any other Person or (B) for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of such Regulation U; and (4) neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation U, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the 1934 Act, in each case as in effect now or as the same may hereafter be in effect.

          (h) Best Efforts. Each of the parties shall use its best efforts timely to satisfy each of the conditions to the other party's obligations to sell and purchase the Note set forth in Sections 6 or 7, as the case may be, of this Agreement on or before the Closing Date.

          (i) Debt Obligation. So long as any portion of the Note is outstanding, the Company shall cause its books, records and financial statements to reflect the Note as a debt of the Company in its unpaid principal amount.

6.   Conditions to the Company's Obligation to Sell.

          The Buyer understands that the Company's obligation to sell the Note to the Buyer pursuant to this Agreement is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Company in its sole discretion):

          (a)  The delivery  by the  Buyer of  an amount  equal to the Purchase
Price;

          (b) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

          (c) The representations and warranties of the Buyer contained in this Agreement and in the Questionnaire shall have been true and correct on the date of this Agreement and on the Closing Date as if made on the Closing Date and on or before the Closing Date the Buyer shall have performed all covenants and agreements of the Buyer required to be performed by the Buyer on or before the Closing Date; and

          (d) No event which, if the Note were outstanding, (1) would constitute an Event of Default shall have occurred and be continuing or (2) would constitute a Repurchase Event shall have occurred and be continuing unless the Buyer shall have waived in writing such (and only such) Event of Default or Repurchase Event, as the case may be, and the rights of the Buyer under the Note with respect to such (and only such) Event of Default or Repurchase Event, as the case may be.

7.   Conditions to the Buyer's Obligation to Purchase.

          The Company  understands that  the Buyer's obligation to purchase the
Note is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Buyer in its sole discretion):

          (a)                   Delivery  by   the  Company   of  the  Note  in
            accordance with this Agreement;

          (b)  Delivery by the Transfer Agent of the Transfer Agent Agreement;

          (c) On the Closing Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

          (d) The representations and warranties of the Company contained in this Agreement that are qualified as to materiality shall be true and correct, and the representations and warranties of the Company set forth in this Agreement that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date, as though made on and as of the Closing Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein required to be performed by the Company on or before the Closing Date;

          (e) No event which, if the Note were outstanding, (1) would constitute an Event of Default shall have occurred and be continuing or (2) would constitute a Repurchase Event shall have occurred and be continuing;

          (f) The Company shall have delivered to the Buyer its certificate, dated the Closing Date, duly executed by its Chief Executive Officer to the effect set forth in subparagraphs (c), (d), and (e) of this Section 7;

          (g) The receipt by the Buyer of a certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the transactions contemplated hereby and
(3) such other matters as reasonably requested by the Buyer;

          (h) On the Closing Date, the Buyer shall have received an opinion of Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, dated the Closing Date, addressed to the Buyer, in form, scope and substance reasonably satisfactory to the Buyer, substantially in the form of Annex V attached hereto;

          (i) On the Closing Date, (i) trading in securities on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or Nasdaq shall not have been suspended or materially limited and (ii) a general moratorium on commercial banking activities in the State of New York shall not have been declared by either federal or state authorities.

8.   Registration Rights.

          (a) Mandatory Registration. (1) The Company shall prepare and, on or prior to the date which is 30 days after the Closing Date, file with the SEC a Registration Statement on Form S-3 which on the SEC Filing Date covers the resale by the Buyer of a number of shares of Common Stock equal to (A) at least the number of Conversion Shares issuable to the Buyer under the Note, determined as if the Note, together with accrued and unpaid interest, were converted in full (determined without regard to the limitation on beneficial ownership contained in Section 2.1(b) of the Note) on the SEC Filing Date and as if the Note were convertible on the SEC Filing Date, and (B) such additional number of shares of Common Stock as the Company shall in its discretion determine to register in connection with the issuance of the Payment Shares, as Registrable Securities, and which Registration Statement shall state that, in accordance with Rule 416 under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Note to prevent dilution resulting from stock splits, stock dividends or similar transactions. If, notwithstanding Rule 416 under the 1933 Act, the Registration Statement is not deemed to cover such indeterminate number of shares of Common Stock as shall be issuable upon conversion of the Note based on changes from time to time in the conversion price thereof such that at any time the number of shares of Common Stock included in the Registration Statement required to be filed as provided in the first sentence of this Section 8(a) shall be insufficient to cover the number of shares of Common Stock issuable on conversion in full of the unconverted portion of the Note (after taking into account any redemptions pursuant to
Section 2.4(b) of the Note), then promptly, but in no event later than 30 days after such insufficiency shall occur, the Company shall file with the SEC an additional Registration Statement on Form S-3 (which shall not constitute a post-effective amendment to the Registration Statement filed pursuant to the first sentence of this Section 8(a)) covering such number of shares of Common Stock as shall be sufficient to permit such conversion; provided, however, that nothing in this Section 8(a) shall limit the rights of the holder of the Note to have all or a portion of the Note redeemed pursuant to Section 2.4(b) of the Note. For all purposes of this Agreement, such additional Registration Statement shall be deemed to be the Registration Statement required to be filed by the Company pursuant to this Section 8(a), and the Company and the Investors shall have the same rights and obligations with respect to such additional Registration Statement as they shall have with respect to the initial Registration Statement required to be filed by the Company pursuant to this
Section 8(a).

          (2) Prior to the SEC Effective Date and during any time subsequent to the SEC Effective Date when the Registration Statement for any reason is not available for use by any Investor for the resale of any Registrable Securities, except as provided in Section 8(c)(7) hereof, the Company shall not file any other registration statement or any amendment thereto with the SEC under the 1933 Act or request the acceleration of the effectiveness of any other registration statement previously filed with the SEC, other than (A) any registration statement on Form S-8 or any registration statement on Form S-4 filed for which a request for confidential treatment has been granted and (B) any registration statement or amendment which the Company is required to file or as to which the Company is required to request acceleration pursuant to any obligation in effect on the date of execution and delivery of this Agreement.

          (b) Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

          (1) use its best efforts to cause the Registration Statement referred to in Section 8(a) to become effective as promptly as possible after the Closing Date, and keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period. The Company shall submit to the SEC, within three Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than 48 hours after the submission of such request. The Company represents and warrants to the Investors that (a) the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the SEC, at the time it is ordered effective by the SEC and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the SEC and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) the Prospectus, at the time the Registration Statement is declared effective by the SEC and at all times that the Prospectus is required by this Agreement to be available for use by any Investor and, in accordance with Section 8(c)(4), any Investor is entitled to sell Registrable Securities pursuant to the Prospectus, and any amendment or supplement to the Prospectus at all times during which it is available for use by any Investor in connection with the offer or sale of Registrable Securities, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (2) subject to Section 8(b)(5), prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the 1933 Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement;

          (3) as soon as reasonably practicable, furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (a) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each Prospectus and each amendment or supplement thereto, (b) each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which the Buyer hereby agrees to keep confidential as a confidential Record in accordance with Section 8(b)(9) and (c) such number of copies of a Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

          (4) subject to Section 8(b)(5), use its best efforts to (a) register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities reasonably request, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (c) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto (I) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(b)(4), (II) to subject itself to general taxation in any such jurisdiction, (III) to file a general consent to service of process in any such jurisdiction, (IV) to provide any undertakings that cause more than nominal expense or burden to the Company or (V) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

          (5) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of the occurrence of an event or circumstance of which the Company has knowledge, (x) as a result of which the Prospectus included in the Registration Statement, as then in effect, or any amendment or supplement thereto, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) which requires the Company to amend or supplement the Registration Statement due to the receipt from an Investor of new or additional information about an Investor or its intended plan of distribution of its Shares, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement and Prospectus to correct such untrue statement or omission or to add any new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

          (6) as promptly as reasonably practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement;

          (7) permit the Investors who hold Registrable Securities being included in the Registration Statement, at such Investors' sole cost and expense (except as otherwise specifically provided in Section 10(k)) to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least three Business Days (or such shorter period as may reasonably be specified by the Company) prior to their filing with the SEC; provided, however, that all comments by such Investors shall be given to Howard, Darby & Levin (or such other counsel as designated by Investors who hold a majority in interest of the Registrable Securities proposed to be offered) to convey to the Company;

          (8) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement;

          (9) make available for inspection by any Investor and any Inspectors retained by any such Investor at such Investor's sole expense, all Records as shall be reasonably necessary to enable each Investor to exercise its due diligence responsibility with respect to Section 11 of the 1933 Act as it relates to the Registration Statement or any amendment thereof, and cause the Company's officers to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement; provided further, however, that each Investor understands that in the course of exercising the rights provided in this Section 8(b)(9) such Investor may come into possession of material non-public information about the Company and that by reason of the requirements of the 1934 Act any such Investor who possesses such material non-public information may be restricted in making purchases and sales of the Common Stock unless such information has been publicly disclosed. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, the provisions of which shall provide substantially the same protections as set forth in this Section 8(b)(9). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Investor provided to the Company pursuant to this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor and allow such Investor, at such Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

          (10) use its best efforts to cause all the Registrable Securities covered by the Registration Statement as of the SEC Effective Date to be approved for quotation on the Nasdaq or listed on such other registered national securities exchange as constitutes the principal market on which securities of the same class or series issued by the Company are then listed or traded;

          (11) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the SEC Effective Date;

          (12) cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request; and, not later than the SEC Effective Date, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, (i) to the Transfer Agent (with copies to the Investors whose Registrable Securities are included in such Registration
Statement) an instruction substantially in the form attached hereto as Annex III and (ii) to the Investors whose Registrable Securities are included in such Registration Statement and, if required by the Transfer Agent, to the Transfer Agent an opinion of counsel, substantially in the form attached hereto as Annex IV; and

          (13) during the Registration Period, the Company shall not bid for or purchase any Common Stock or any right to purchase Common Stock or attempt to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the 1934 Act.

          (c)  Obligations of  the Buyer  and other  Investors.   In connection
with the registration of the Registrable Securities, the Investors shall have the following obligations:

          (1) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least four (4) Business Days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the Requested Information if any of such Investor's Registrable Securities are eligible for inclusion in the Registration Statement. If at least one (1) Business Day prior to the SEC Filing Date the Company has not received the Requested Information from an Investor, then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

          (2) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement;

          (3) Each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as otherwise in compliance with applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution; each Investor agrees (a) to notify the Company if such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the 1933 Act which is required with respect to such transaction;

          (4) Each Investor acknowledges that during the times specified in Sections 8(b)(5), 8(b)(6) and 8(c)(7) the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the SEC pursuant to the 1934 Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus in accordance with Sections 8(b)(5), 8(b)(6) or 8(c)(7) during the period commencing at the time at which the Company gives such Investor notice of the suspension of the use of the Prospectus and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to such Investor an amended or supplemented Prospectus;

          (5) In connection with any sale of Registrable Securities which is made by an Investor pursuant to the Registration Statement (a) if such sale is made through a broker, such Investor shall instruct its broker or brokers to deliver the Prospectus to the purchaser or purchasers in connection with such sale, shall supply copies of such Prospectus to such broker or brokers (b) if such sale is made in a transaction directly with a purchaser and not through the facilities of any securities exchange or market, such Investor shall deliver, or cause to be delivered, the Prospectus to such purchaser; and (c) if such sale is made by any means other than those described in the immediately preceding clauses (a) and (b), such Investor shall otherwise use its reasonable best efforts to comply with the prospectus delivery requirements of the 1933 Act applicable to such sale;

          (6) Each Investor agrees to notify the Company promptly after the event of the completion of the sale by such Investor of all Registrable Securities to be sold by such Investor pursuant to the Registration Statement; and

          (7) During the marketing of a public offering of the Company's securities underwritten on a firm commitment basis registered under the 1933 Act, at the Company's request, each Investor agrees to limit, as described below, open market transactions in the Common Stock (or derivatives thereof) for a period (the "Blackout Period") beginning on the date of such written request (the "Blackout Notice Date") and ending on the earlier of (a) 15 Trading Days after the Blackout Notice Date and (b) the date the syndicate (if any) is broken by the managing underwriter of such offering; provided however, that no more than two Blackout Periods may be noticed by the Company and occur during any 18 month period and no Blackout Period may be noticed earlier than the 181st day following the cessation of the immediately preceding Blackout Period. During any Blackout Period, open market transactions in the Common Stock (or derivatives thereof) for any Trading Day shall be limited, in the aggregate for the holders of the Note and the Other Notes (to be allocated among such holders on a pro-rata basis based on the original principal amounts of such notes), to the greater of (a) 15,000 shares or (b) transactions having an aggregate value, as reported on the Price Source, of $200,000, calculated, with respect to derivative transactions, using nominal value.

          (d)  Rule 144.   With a view to making available to the Investors the
benefits of Rule 144, the Company agrees to:

          (1) promptly furnish to each Investor so long as such Investor owns Registrable Securities, such information as may be necessary to permit the Investors to sell Registrable Securities pursuant to Rule 144 without registration; and

          (2) if at any time the Company is not required to file such reports with the SEC under Sections 13 or 15(d) of the 1934 Act, use its best efforts to, upon the request of an Investor, make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

9.   Indemnification and Contribution.

          (a) Indemnification. (1) To the extent not prohibited by applicable law, the Company will indemnify and hold harmless each Indemnified Person against any Claims to which any of them may become subject under the 1933 Act, the 1934 Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any Violation. Subject to the restrictions set forth in Section 9(a)(3) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such controlling Person, promptly as such expenses are incurred and are due and payable, for any documented reasonable legal fees or other documented and reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 9(a)(1) shall not apply to: (I) a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information relating to an Indemnified Person furnished in writing to the Company by such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such Prospectus was timely made available by the Company pursuant to Section 8(b)(3) hereof; and (II) amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company and (III) an Indemnified Person with respect to a Claim which arises solely from the failure of such Indemnified

Person to comply in any material respect with Sections 8(c)(4) and 8(c)(5). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors.

          (2) In connection with the Registration Statement, each Investor agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 9(a)(1), each Indemnified Party against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and such Investor will reimburse any legal or other expenses reasonably incurred by any Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 9(a)(2) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 9(a)(2) for only that amount of a Claim as does not exceed the amount by which the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement exceeds the amount paid by such Investor for such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 9(a)(2) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the Prospectus, as then amended or supplemented provided that the Indemnified Party shall have complied with Section 8(c)(5).

          (3) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 9(a) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 9(a), deliver to the indemnifying party a notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel reasonably satisfactory to the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding; provided further, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all Indemnified Persons hereunder and one separate counsel in each jurisdiction in which a claim is pending or threatened. The failure to deliver notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 9(a), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 9(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable; provided that, in the event there is a final determination by a court of competent jurisdiction that the Indemnified Person or the Indemnified Party was not entitled to indemnification under this Section 9(a), the Indemnified Person or Indemnified Party shall promptly repay to the indemnifying party all amounts subject to such determination that were paid or reimbursed to the Indemnified Person or Indemnified Party, as applicable. .

          (b) Contribution. To the extent any indemnification by an indemnifying party as set forth in Section 9(a) above is applicable by its terms but is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 9(a) to the fullest extent permitted by law. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative fault of each party, the parties' relative knowledge of and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 9(a), (b) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any other Person who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited to the amount by which the proceeds received by such seller from the sale of such Registrable Securities exceeds the amount paid by such Investor for such Registrable Securities.

          (c)  Other Rights.   The indemnification and contribution provided in
this Section shall be in addition to any other rights and remedies available at law or in equity.

10.  Miscellaneous.

          (a)  Governing  Law.    THIS  AGREEMENT  SHALL  BE  GOVERNED  BY  AND
INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS.

          (b)  Headings.   The headings, captions and footers of this Agreement
are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (c) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

           (d) Notices. All notices and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or by a nationally recognized courier service or duly sent by facsimile, addressed to:

          (a)  if to the Company, to:

               EMISPHERE TECHNOLOGIES, INC.
               15 Skyline Drive
               Hawthorne, New York 10532
               Telephone:       (914) 347-2498
               Facsimile:       (914) 347-2220
               Attention:       Michael M. Goldberg, Chairman


               with a copy to:

               Paul, Weiss, Rifkind, Wharton & Garrison
               1285 Avenue of the Americas
               New York, New York 10019
               Telephone:       (212) 373-3000
               Facsimile:       (212) 757-3990
               Attention:       Edwin S. Maynard, Esq.

               and to:

               H. Warren Browne, Esq.
               25 Five Ponds Drive
               Waccabuc, New York 10597
               Telephone:       (914) 763-5599
               Facsimile:       (914) 763-6321

               and:


          (b)                   if to the Buyer, to:

or courier delivery, on the date of such delivery and (ii) in the case of facsimile transmission, on the date on which the sender receives confirmation that such was received by the addressee.

          (e) Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

          (f) Entire Agreement; Benefit. This Agreement, including the Annexes, Schedules and the schedules attached hereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties, or undertakings, other than those set forth or referred to herein and therein. This Agreement, including the Annexes and the schedules attached hereto supersede all prior agreements and understandings, whether written or oral, between the parties hereto with respect to the subject matter hereof. This Agreement and the terms and provisions hereof are for the sole benefit of only the Company, the Buyer and their respective successors and permitted assigns.


          (g) Waiver. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or course of dealing between the parties shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

          (h) Amendment. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

          (i) Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

          (j) Assignment of Certain Rights and Obligations. The rights of an Investor under Sections 5(a), 5(b), 8 and 9 of this Agreement may be assigned by such Investor to any transferee of all or any portion of such Investor's Registrable Securities (or all or any portion of the Note) who is a Permitted Transferee if: (1) such Investor agrees in writing with such transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (2) the Company is, within a reasonable time after such transfer, furnished with notice of (A) the name and address of such transferee and (B) the securities with respect to which such rights and obligations are being transferred, (3) immediately following such transfer or assignment the further disposition of Registrable Securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, and (4) at or before the time the Company received the notice contemplated by clause (2) of this sentence the transferee agrees in writing with the Company to be bound by all of the provisions contained in Sections

5(a), 5(b), 8 and 9 hereof. Upon any such transfer, the Company shall be obligated to such transferee to perform all of its covenants under Sections 5, 8 and 9 of this Agreement as if such transferee were the Buyer. In connection with any such transfer the Company shall, at its sole cost and expense, promptly after such transfer take such actions as shall be reasonably acceptable to the transferring Investor and such transferee to assure that the Registration Statement and related Prospectus are available for use by such transferee for sales of the Registrable Securities in respect of which such rights and obligations have been so transferred.

          (k) Expenses. All reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to this Agreement shall be paid by the Company, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company but excluding (a) fees and expenses of investment bankers retained by any Investor, (b) brokerage commissions incurred by any Investor and (c) fees and disbursements of counsel for the Investors. The Company shall pay on demand all expenses incurred by the Buyer, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with, (1) any default or breach of any of the Company's obligations set forth in the Transaction Documents and (2) the enforcement or restructuring of any right of, including the collection of any payments due, the Buyer under the Transaction Documents, including any action or proceeding relating to such enforcement or any order, injunction or other process seeking to restrain the Company from paying any amount due the Buyer. Except as otherwise provided in this Section 10(k), each of the Company and the Buyer shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

          (l)  Termination.   The Buyer  shall have the right to terminate this
Agreement by giving notice to the Company at any time at or prior to the Closing Date if:

          (1) the Company shall have failed, refused, or been unable at or prior to the date of such termination of this Agreement to perform any of its obligations hereunder;

          (2) any other condition of the Buyer's obligations hereunder is not fulfilled; or

          (3) the Closing shall not have occurred on a Closing Date on or before May 1, 1998, other than solely by reason of a breach of this Agreement by the Buyer.

Any such termination shall be effective upon the giving of notice thereof by the Buyer. Upon such termination, the Buyer shall have no further obligation to the Company hereunder and the Company shall remain liable for any breach of this Agreement or the other documents contemplated hereby which occurred on or prior to the date of such termination.

          (m) Survival. The respective representations, warranties, covenants and agreements of the Company and the Buyer contained in this Agreement and the documents delivered in connection with this Agreement shall survive the execution and delivery of this Agreement and the Closing hereunder and delivery of and payment for the Note, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Buyer or any Person controlling or acting on behalf of the Buyer or by the Company or any Person controlling or acting on behalf of the Company.

          (n) Public Statements, Press Releases, Etc. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations, including the 1933 Act and the rules and regulations promulgated thereunder (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          (o)  Construction.   The language  used in  this  Agreement  will  be
deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          IN WITNESS  WHEREOF,   the parties  have caused  this Agreement to be
duly executed by their respective officers thereunto duly authorized as of the date first set forth above.


Principal Amount:   $

Purchase Price:     $


                                EMISPHERE TECHNOLOGIES, INC.


                                By:  ___________________________________
                                   Name:
                                   Title:


                                [Buyer]


                                By ____________________________________
                                   Name:
                                   Title: